Brown & Wood Draft
                                                          December 14, 2000



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
               ------------------------------------------------

     This is an Assignment, Assumption and Recognition Agreement (this "Agreement") made this 18th day of December, 2000, among Greenwich Capital Financial Products, Inc. (the "Original Owner"), Bankers Trust Company of California, N.A., as trustee of HarborView Mortgage Loan Trust 2000-2 (the "Subsequent Purchaser") and Bank of America, N.A. ("Bank of America").

                                   RECITALS

     A. The mortgage loans listed on Exhibit One hereto (the "Serviced Loans") are currently being serviced by Bank of America for the Original Owner pursuant to the Mortgage Loan Sale and Servicing Agreement, dated September 28, 2000 (the "Servicing Agreement"), between the Original Owner and Bank of America, a copy of which is annexed hereto as Exhibit Two.

     B. The Original Owner proposes, pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2000, between the Original Owner and the Subsequent Purchaser, to transfer the Serviced Loans to the Subsequent Purchaser as part of a publicly issued and privately placed, rated securitization.

     C. Section 29 of the Servicing Agreement provides that, subject to certain conditions set forth therein, the Original Owner may assign the Servicing Agreement to any person to whom any "Mortgage Loan" (as that term is defined in the Servicing Agreement) is transferred pursuant to a sale or financing. Without limiting the foregoing, Bank of America has agreed, in
Section 28 of the Servicing Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary to effect one or more "Securitizations" (as that term is defined in the Servicing Agreement).

     D. In consideration of the mutual promises contained herein the parties hereto agree that the Serviced Loans shall be subject to the terms of this Agreement.

                                  Warranties
                                  ----------

     1. The Original Owner and Bank of America mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans and no notice of termination has been given thereunder.

                           Assignment and Assumption
                           -------------------------

     2. The Original Owner hereby assigns to the Subsequent Purchaser all of its right, title and interest in and to the Servicing Agreement as the "Purchaser" thereunder to the extent of the Serviced Loans, and the Subsequent Purchaser hereby assumes, solely as trustee of HarborView Mortgage Loan Trust 2000-2 and not in its individual capacity, all of the Original Owner's right, title and interest in and to (including, without limitation, the Original Owner's obligations under) the Servicing Agreement as the "Purchaser" thereunder to the extent of the Serviced Loans from and after the date hereof, and the Original Owner shall be relieved and released of all of its obligations under the Servicing Agreement to the extent of the Serviced Loans from and after the date hereof.

                    Recognition of the Subsequent Purchaser
                    ---------------------------------------

     3. From and after the date hereof, Bank of America shall recognize the Subsequent Purchaser as the owner of the Serviced Loans and will service the Serviced Loans for the Subsequent Purchaser as if the Subsequent Purchaser and Bank of America had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement with the Subsequent Purchaser as the "Purchaser" thereunder, the terms of which Servicing Agreement are incorporated herein by reference. It is the intention of the Original Owner, Bank of America and the Subsequent Purchaser that this Agreement will be a separate and distinct servicing agreement with respect to the Serviced Loans, and the entire agreement between Bank of America and the Subsequent Owner to the extent of the Serviced Loans and shall be binding upon and for the benefit of their respective successors and assigns.

     4. The parties hereto hereby agree that, from and after the date hereof, the definition of "Determination Date" in the Servicing Agreement, as it relates to the Serviced Loans shall be amended to read as follows:

         "With respect to each Remittance Date, the fifth day prior to such Remittance Date, or if such day is not a Business Day, the Business Day immediately following such day."

     5. The parties hereto agree that this Agreement shall constitute "prior written notice" of the assignment evidenced hereby, required to be delivered by the Original Owner to Bank of America pursuant to Section 29 of the Servicing Agreement. Bank of America also agrees to waive the five (5) Business Day notice period required by the first sentence of the second paragraph of Section 29 of the Servicing Agreement and confirms, by its execution hereof, that the other requirements set forth in the second paragraph of Section 29 of the Servicing Agreement have been satisfied.

     6. Bank of America agrees that, from and after the date hereof, all amounts required to be remitted or distributed by Bank of America to the Subsequent Purchaser as "Purchaser" under the Servicing Agreement shall be remitted pursuant to the account held at Bankers Trust Company of California, N.A., entitled "Distribution Account, Bankers Trust Company of California, N.A., as Trustee, in trust for the registered Certificateholders of HarborView Mortgage Loan Trust 2000-2, Mortgage Loan Pass-Through Certificates, Series 2000-2", and bearing the account number 31072.

     7. Bank of America acknowledges that, for federal income tax purposes, it is intended that the Trust Fund of HaborView Mortgage Loan Trust 2000-2 (exclusive of the Additional Collateral, the Call Options and the rights associated therewith), of which the Subsequent Purchase is trustee, consists of two REMICs, an Upper Tier REMIC and a Lower Tier REMIC. In addition to the covenants contained in the Servicing Agreement, Bank of America hereby agrees to service each Mortgage Loan serviced by it under the Servicing Agreement in such a manner as not to cause the Upper Tier REMIC or Lower Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. Without limiting the foregoing, Bank of America agrees to manage, conserve, protect and operate each REO Property in respect of the Mortgage Loans serviced by it for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Internal Revenue Code of 1986, as amended (the "Code"), or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. In addition, Bank of America agrees that, in respect of each Mortgage Loan serviced by it, it shall not allow a modification of such Mortgage Loan that would cause such Mortgage Loan to fail to continue to be treated as a qualified mortgage loan for purposes of Section 860G(a)(3) while such Mortgage Loan is held by the Lower Tier REMIC.

     In the event that any REMIC created under the Pooling and Servicing Agreement (as defined below) fails to qualify as a REMIC, lose its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by Bank of America of its covenants set forth in the foregoing paragraph and in the Servicing Agreement, Bank of America shall indemnify the Holder of the Class A-R Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that Bank of America shall not be liable for any such Losses attributable to the action or inaction of the Subsequent Purchaser, the Depositor, any other Servicer or the Holder of Class A-R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of the Class A-R Certificate on which Bank of America has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of the Class A-R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall Bank of America have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, the Servicing Agreement, (2) for any Losses other than arising out of a negligent performance by Bank of America of its duties and obligations set forth herein and in the Servicing Agreement, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

     Terms used but not otherwise defined in this Agreement or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of December 1, 2000, among Greenwich Capital Financial Products, Inc., as seller, Greenwich Capital Acceptance, Inc., as depositor and Bankers Trust Company of California, N.A., as trustee (the "Pooling and Servicing Agreement").

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment, Assumption and Recognition Agreement by their duly authorized officers as of the day and year first above written.

                        GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                    (Original Owner)



                        By:_________________________________________________
                        Name:
                        Title:



                        BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                            as trustee of HarborView Mortgage Loan Trust 2000-2
                                       (Subsequent Owner)



                        By:_________________________________________________
                        Name:
                        Title:



                        BANK OF AMERICA, N.A.
                         (Bank of America)



                        By:___________________________________________________
                        Name:
                        Title:

                                  EXHIBIT ONE

                            List of Serviced Loans
                            ----------------------

                                  EXHIBIT TWO

                          Copy of Servicing Agreement
                          ---------------------------




                                                              [EXECUTION COPY]

==============================================================================





                  MORTGAGE LOAN SALE AND SERVICING AGREEMENT


                                    between



                            BANK OF AMERICA, N.A.,


                          as Seller and as Servicer,


                                      and


                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,


                                 as Purchaser





                              September 28, 2000


                        Adjustable-Rate Mortgage Loans
                          Loan Package BOA/GCM 2000-1





==============================================================================


                               Table of Contents

                                                                                                               Page
                                                                                                               ----

SECTION 1.          Definitions...................................................................................1

SECTION 2.          Purchase and Conveyance......................................................................10

SECTION 3.          Mortgage Loan Schedule.......................................................................10

SECTION 4.          Purchase Price...............................................................................11

SECTION 5.          Examination of Mortgage Files................................................................11

SECTION 6.          Delivery of Mortgage Loan Documents..........................................................11
         Subsection 6.01       Possession of Mortgage Files......................................................11
         Subsection 6.02       Books and Records.................................................................12
         Subsection 6.03       Delivery of Mortgage Loan Documents...............................................12

SECTION 7.          Representations, Warranties and Covenants; Remedies for Breach...............................13
         Subsection 7.01       Representations and Warranties Regarding Individual Mortgage Loans................13
         Subsection 7.02       Seller and Servicer Representations...............................................22
         Subsection 7.03       Remedies for Breach of Representations and Warranties.............................24
         Subsection 7.04       Repurchase of Certain Prepaid or Converted Mortgage Loans.........................26

SECTION 8.          Closing......................................................................................26

SECTION 9.          Closing Documents............................................................................26

SECTION 10.         Costs........................................................................................27

SECTION 11.         Administration and Servicing of Mortgage Loans...............................................27
         Subsection 11.01      Servicer to Act as Servicer; Subservicing.........................................27
         Subsection 11.02      Liquidation of Mortgage Loans.....................................................29
         Subsection 11.03      Collection of Mortgage Loan Payments..............................................29
         Subsection 11.04      Establishment of Custodial Account; Deposits in Custodial Account.................29
         Subsection 11.05      Withdrawals From the Custodial Account............................................31
         Subsection 11.06      Establishment of Escrow Account; Deposits in Escrow Account.......................32
         Subsection 11.07      Withdrawals From Escrow Account...................................................33
         Subsection 11.08      Payment of Taxes, Insurance and Other Charges; Collections Thereunder.............33
         Subsection 11.09      Transfer of Accounts..............................................................34
         Subsection 11.10      Maintenance of Hazard Insurance...................................................34
         Subsection 11.11      Maintenance of Primary Mortgage Insurance Policy; Claims..........................35
         Subsection 11.12      Fidelity Bond; Errors and Omissions Insurance.....................................35
         Subsection 11.13      Title Management and Disposition of REO Property..................................36
         Subsection 11.14      Servicing Compensation............................................................37
         Subsection 11.15      Distributions.....................................................................37
         Subsection 11.16      Statements to the Purchaser.......................................................38
         Subsection 11.17      Advances by the Servicer..........................................................38
         Subsection 11.18      Assumption Agreements.............................................................39
         Subsection 11.19      Satisfaction of Mortgages and Release of Mortgage Files...........................39
         Subsection 11.20      Annual Statement as to Compliance.................................................40
         Subsection 11.21      Annual Independent Public Accountants' Servicing Report...........................40
         Subsection 11.22      Servicer Shall Provide Access and Information as Reasonably Required..............40
         Subsection 11.23      Inspections.......................................................................41
         Subsection 11.24      Restoration of Mortgaged Property.................................................41

SECTION 12.         The Servicer.................................................................................41
         Subsection 12.01      Indemnification; Third Party Claims...............................................41
         Subsection 12.02      Merger or Consolidation of the Servicer...........................................42
         Subsection 12.03      Limitation on Liability of the Servicer and Others................................42
         Subsection 12.04      Seller and Servicer Not to Resin..................................................42

SECTION 13.         Default......................................................................................43
         Subsection 13.01      Events of Default.................................................................43
         Subsection 13.02      Waiver of Default.................................................................44

SECTION 14.         Termination..................................................................................44
         Subsection 14.01      Termination.......................................................................44
         Subsection 14.02      Termination of the Servicer Without Cause.........................................45
         Subsection 14.03      Successors to the Servicer........................................................45

SECTION 15.         Notices......................................................................................46

SECTION 16.         Severability Clause..........................................................................47

SECTION 17.         No Partnership...............................................................................47

SECTION 18.         Counterparts.................................................................................47

SECTION 19.         Governing Law................................................................................47

SECTION 20.         Intention of the Parties.....................................................................47

SECTION 21.         Waivers......................................................................................48

SECTION 22.         Exhibits.....................................................................................48

SECTION 23.         General Interpretive Principles..............................................................48

SECTION 24.         Reproduction of Documents....................................................................49

SECTION 25.         Amendment....................................................................................49

SECTION 26.         Confidentiality..............................................................................49

SECTION 27.         Entire Agreement.............................................................................49

SECTION 28.         Further Agreements; Securitization...........................................................49

SECTION 29.         Successors and Assigns.......................................................................50

SECTION 30.         Non-Solicitation.............................................................................51


                                   EXHIBITS

EXHIBIT 1         FORM OF SELLER'S AND SERVICER'S OFFICER'S CERTIFICATE
EXHIBIT 2         MORTGAGE LOAN DOCUMENTS
EXHIBIT 3         CONTENTS OF EACH MORTGAGE FILE
EXHIBIT 4         MORTGAGE LOAN SCHEDULE
EXHIBIT 5         UNDERWRITING GUIDELINES
EXHIBIT 6         FORM OF LOST NOTE AFFIDAVIT
EXHIBIT 7         FORM OF OPINION OF COUNSEL
EXHIBIT 8         FORM OF MONTHLY REMITTANCE REPORT

                  MORTGAGE LOAN SALE AND SERVICING AGREEMENT

     THIS MORTGAGE LOAN SALE AND SERVICING AGREEMENT (the "Agreement"), dated September 28, 2000, is hereby executed by and between Greenwich Capital Financial Products, Inc., a Delaware corporation, as purchaser (the "Purchaser"), and Bank of America, N.A., a national banking association, in its capacity as seller (the "Seller") and in its capacity as servicer (the "Servicer").

                                  WITNESSETH:

     WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain conventional, adjustable-rate, residential, first-lien mortgage loans (the "Mortgage Loans") as described herein on a servicing-retained basis, and which shall be delivered as whole loans as provided herein;

     WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule which is annexed hereto as Exhibit 4; and

     WHEREAS, the Purchaser, the Seller and the Servicer wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans;

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Seller and the Servicer agree as follows:

     SECTION 1. Definitions.

     For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.

     Adjustment Date: As to each Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

     Agreement: This Mortgage Loan Sale and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

     ALTA: The American Land Title Association.

     Appraised Value: With respect to any Mortgaged Property, the lesser of
(i) the value thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

     Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the States of New York, California or Virginia are authorized or obligated by law or executive order to be closed.

     CD Index: On each Adjustment Date, the applicable CD Index shall be a rate per annum equal to the weekly average of the secondary market interest rates on six-month negotiable certificates of deposit as made available by the Federal Reserve Board in Statistical Release No. H.15 or G.13 or a comparable publication determined by the Servicer, or, if not so published, as reported by any Federal Reserve Bank or by any United States Government department or agency, for the week for which such figures were most recently published or reported as of the date forty-five (45) days prior to the Adjustment Date.

     Closing Date: September 28, 2000.

     Closing Documents: The documents required to be delivered on the Closing Date pursuant to Section 9.

     CLTA: The California Land Title Association.

     CMT Index: On each Adjustment Date, the applicable CMT Index shall be a rate per annum equal to the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as made available by the Federal Reserve Board in Statistical Release No. H.15 or G.13 or a comparable publication determined by the Servicer, or, if not so published, as reported by any Federal Reserve Bank or by any United States Government department or agency, for the week for which such figures were most recently published or reported as of the date forty-five (45) days prior to the Adjustment Date.

     Code: The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

     Condemnation Proceeds: All awards, compensation and settlements in respect of a taking (whether permanent or temporary) of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Convertible Mortgage Loan: A Mortgage Loan that by its terms and subject to certain conditions allows the Mortgagor to convert the adjustable Mortgage Interest Rate thereon to a fixed Mortgage Interest Rate.

     Customary Servicing Procedures: Procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions and the Fannie Mae Guides.

     Custodial Account: As defined in Subsection 11.04.

     Cut-off Date: September 1, 2000.

     Cut-off Date Principal Balance: The aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date which is determined after the application, to the reduction of principal, of payments of principal due on or before the Cut-off Date, whether or not collected, and of Principal Prepayments received before the Cut-off Date.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Substitute Mortgage Loan in accordance with this Agreement.

     Determination Date: With respect to each Remittance Date, the 15th day (or, if such 15th day is not a Business Day, the following Business Day) of the month in which such Remittance Date occurs.

     Due Date: With respect to each Remittance Date, the first day of the calendar month in which such Remittance Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     Due Period: With respect to each Remittance Date, the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month of the Remittance Date.

     Eligible Investments: Any one or more of the following obligations or securities:

          (i) obligations of or guaranteed as to principal and interest by Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided, however, that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates except that investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages shall not constitute Eligible Investments hereunder;

          repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof;

          federal fiends, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days) denominated in United States dollars of any United States depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;

          commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-2" by Moody's Investors Service, Inc. and rated not lower than "A-2" by Standard & Poor's Ratings Services; and

          a money market fund rated in the highest rating category by Standard & Poor's Ratings Services;

provided, however, that no instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Escrow Account: As defined in Subsection 11.06.

     Escrow Payments: The amounts constituting ground rents, taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums, flood insurance premiums, condominium charges and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Event of Default: Any one of the conditions or circumstances enumerated in Subsection 13.01.

     Fannie Mae: Fannie Mae or any successor thereto.

     Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     Fidelity Bond: The fidelity bond required to be obtained by the Servicer pursuant to Subsection 11.12.

     FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

     Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor thereto.

     Gross Margin: With respect to each Mortgage Loan, the fixed percentage amount set forth in each related Mortgage Note and Mortgage which is added to the Index in order to determine the related Mortgage Interest Rate.

     HUD: The United States Department of Housing and Urban Development or any successor thereto.

     Index: Any of the CD Index, the Treasury Average Index or the CMT Index. If any Index ceases to be available, the Servicer shall choose a new Index based on comparable information that will be comparable to other indices established for similar loans serviced by the Servicer.

     Initial Rate Cap: As to each Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on the first Adjustment Date as provided in the related Mortgage Note.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Lifetime Rate Cap: As to each Mortgage Loan, the maximum Mortgage Interest Rate which shall be as permitted in accordance with the provisions of the related Mortgage Note.

     Liquidating Loan: A Mortgage Loan as to which, prior to the close of business on the Business Day next preceding the Due Date, (a) the related Mortgaged Property has become an REO Property or (b) the Servicer has accepted a deed to the related Mortgaged Property in lieu of foreclosure in whole or partial satisfaction of the Mortgage Loan.

     Liquidation Proceeds: The proceeds received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property, Insurance Proceeds and Condemnation Proceeds.

     Loan-to-Value Ratio: With respect to any Mortgage Loan as of any date of determination, the ratio, expressed as a percentage, on such date of the outstanding principal balance of the Mortgage Loan, to the Appraised Value of the related Mortgaged Property.

     LTV: Loan-to-Value Ratio.

     Monthly Payment: With respect to any Mortgage Loan, the scheduled payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date, which such payment may change on any Adjustment Date as provided in the related Mortgage Note and Mortgage.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property securing the Mortgage Note.

     Mortgage File: With respect to any Mortgage Loan, the items listed in
Exhibit 3 hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, including, but not limited to, the limitations on such interest rate imposed by the Initial Rate Cap, the Periodic Rate Cap and the Lifetime Rate Cap.

     Mortgage Loan: Each mortgage loan sold, assigned and transferred pursuant to this Agreement and identified on the Mortgage Loan Schedule annexed to this Agreement as Exhibit 4, including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

     Mortgage Loan Documents: With respect to any Mortgage Loan, the documents listed in Exhibit 2 hereto.

     Mortgage Loan Remittance Rate: With respect to any Mortgage Loan, the annual rate of interest payable to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the related Servicing Fee Rate.

     Mortgage Loan Schedule: The schedule of Mortgage Loans to be annexed hereto as Exhibit 4 on the Closing Date, setting forth the following information with respect to each Mortgage Loan: (1) the Servicer's Mortgage Loan identifying number; (2) a code indicating whether the Mortgaged Property is owner-occupied; (3) the property type for each Mortgaged Property; (4) the original months to maturity and the remaining months to maturity from the Cut-off Date; (5) the Loan-to-Value Ratio at origination; (6) the Mortgage Interest Rate as of the Cut-off Date; (7) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (8) the stated maturity date; (9) the amount of the Monthly Payment as of the Cut-off Date; (10) the paid-through date; (11) the original principal amount of the Mortgage Loan; (12) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (13) the Mortgage Loan Remittance Rate as of the Cut-off Date;
(14) a code indicating the purpose of the Mortgage Loan; (15) a code indicating the documentation style; (16) the Appraised Value; (17) the identity of the Seller; (18) the street address of the Mortgaged Property, including the city, state and zip code; (19) the number of times during the twelve (12) month period preceding the Closing Date that any Monthly Payment has been received more than thirty (30) days after its Due Date; (20) a code indicating whether or not the Mortgage Loan is subject to a Primary Mortgage Insurance Policy; (21) the date on which the Mortgage Loan was originated;
(22) a code indicating whether the Mortgage contains a prepayment penalty provision together with the type and term of such penalty; (23) the Gross Margin; (24) the Lifetime Rate Cap; (25) the Periodic Rate Cap; (26) the Initial Rate Cap; (27) the Adjustment Date; (28) the type of Mortgage Loan; and (29) a code indicating whether the Mortgage Loan contains a provision whereby a Convertible Mortgage Loan may be converted to a fixed-rate Mortgage Loan. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:
(1) the number of Mortgage Loans; (2) the Cut-off Date Principal Balance; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; (4) the weighted average months to maturity of the Mortgage Loans; (5) the weighted average Lifetime Rate Cap; and (6) the weighted average Gross Margin.

     Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

     Mortgaged Property: The Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

     Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

     Mortgagor: The obligor on a Mortgage Note, who is an owner of the Mortgaged Property and the grantor or mortgagor named in the Mortgage and such grantor's or mortgagor's successors in title to the Mortgaged Property.

     NAIC: The National Association of Insurance Commissioners or any successor organization.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or a Vice President of the Person on behalf of whom such certificate is being delivered.

     One-Year CMT Mortgage Loan: A Mortgage Loan, (i) the Mortgage Interest Rate of which is based on the CMT Index, (ii) which has an Adjustment Date that occurs every twelve (12) months and (iii) which has a Payment Adjustment Date that occurs every twelve (12) months.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Seller or the Servicer, reasonably acceptable to the Purchaser.

     OTS: The Office of Thrift Supervision or any successor.

     P&I Advance: As defined in Subsection 11.17.

     Payment Adjustment Date: As to each Mortgage Loan, the date on which the Monthly Payment is adjusted to amortize the Mortgage Loan fully over its remaining term.

     Periodic Rate Cap: As to each Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate, on any Adjustment Date as provided in the related Mortgage Note.

     Person: An individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Primary Mortgagee Insurance Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable to Fannie Mae or Freddie Mac.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Purchase Price: The price paid on the Closing Date by the Purchaser to the Seller pursuant to this Agreement in exchange for the Mortgage Loans as set forth in Section 4 hereto.

     Purchaser: The Person listed as such in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.

     Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the qualifications of Fannie Mae or Freddie Mac and satisfied the requirements of Title XI of FIRREA.

     Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

     Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

     Remittance Date: The 18th day of any month, beginning in October 2000 (or, if such 18th day is not a Business Day, the following Business Day).

     REO Disposition: The final sale by the Servicer or the Purchaser of an REO Property.

     REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Subsection 11.13.

     REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure, as described in Subsection 11.13.

     Repurchase Price: With respect to any Mortgage Loan, an amount equal to
(A) the Stated Principal Balance of such Mortgage Loan as of the date of repurchase plus (B) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from and including the last Due Date through which interest has been paid on behalf of the Mortgagor or advanced by the Servicer to the day prior to such date of repurchase, less amounts received in respect of such repurchased Mortgage Loan for distribution in connection with such Mortgage Loan; provided, however, that if at the time of repurchase the Servicer is not the Seller or an affiliate of the Seller, the amount described in clause (B) shall be computed at the sum of (i) the Mortgage Loan Remittance Rate and (ii) the Servicing Fee Rate.

     Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of which is a cooperative, mobile or manufactured home.

     Securities: The securities issued in connection with a Securitization evidencing beneficial ownership interests in a trust the assets of which include the Mortgage Loans.

     Securitization: The transfer of the Mortgage Loans to a trust formed as part of a publicly issued and/or privately placed, rated securitization, including the issuance of the related Securities.

     Seller: Bank of America, N.A., a national banking association, or its successor in interest or any successor to the Seller under this Agreement appointed as herein provided.

     Servicer: Bank of America, N.A., a national banking association, or its successor in interest or any successor to the Servicer under this Agreement appointed as herein provided.

     Servicing Advances: All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) payments made by the Servicer with respect to a Mortgaged Property pursuant to Subsection 11.08.

     Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of the Servicing Fee Rate and the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Subsection 11.05) of related Monthly Payments collected by the Servicer, or as otherwise provided under Subsection 11.05.

     Servicing Fee Rate: With respect to each Mortgage Loan, 0.250% per annum.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Purchaser by the Servicer, as such list may be amended from time to time.

     Six-Month CD Mortgage Loan: A Mortgage Loan, (i) the Mortgage Interest Rate of which is based on the CD Index, (ii) which has an Adjustment Date that occurs every six (6) months and (iii) which has a Payment Adjustment Date that occurs every six (6) months.

     Six-Month Treasury Average Mortgage Loan: A Mortgage Loan, (i) the Mortgage Interest Rate of which is based on the Treasury Average Index, (ii) which has an Adjustment Date that occurs every six (6) months and (iii) which has a Payment Adjustment Date that occurs every six (6) months.

     Stated Principal Balance: As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to the principal portion of any Monthly Payments due on or before such date, whether or not received, as well as any Principal Prepayments received before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

     Substitute Mortgage Loan: A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, be approved by the Purchaser and (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not materially greater or less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate equal to that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Subsection 7.01; (vi) be current in the payment of principal and interest; (vii) be secured by a Mortgaged Property of the same type and occupancy status as secured the Deleted Mortgage Loan; and (viii) be of the same product type and have payment terms that do not vary in any material respect from those of the Deleted Mortgage Loan.

     Treasury Average Index: On each Adjustment Date, the applicable Treasury Average Index shall be a rate per annum equal to the twelve-month average of monthly yields on actively traded United States Treasury securities adjusted to a constant maturity of one year as made available by the Federal Reserve Board in Statistical Release No. G.13 or a comparable publication determined by the Servicer, or, if not so published, as reported by any Federal Reserve Bank or by any United States Government department or agency, for the week for which such figures were most recently published or reported as of the date forty-five (45) days prior to the Adjustment Date.

     Twelve-Month Treasury Average Mortgage Loan: A Mortgage Loan, (i) the Mortgage Interest Rate of which is based on the Treasury Average Index, (ii) which has an Adjustment Date that occurs every twelve (12) months and (iii) which has a Payment Adjustment Date that occurs every twelve (12) months.

     Underwriting Guidelines: The underwriting guidelines of Bank of America Mortgage, a division of Bank of America, N.A., substantially in the form attached hereto as Exhibit 5.

     SECTION 2. Purchase and Conveyance.

     The Seller, in exchange for the payment of the applicable Purchase Price by the Purchaser on the Closing Date, receipt of which is hereby acknowledged, hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement, all of its rights, title and interest in and to the Mortgage Loans identified on Exhibit 4 as being sold by it, which Mortgage Loans collectively have a Cut-off Date Principal Balance of $98,890,713.68, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein.

     With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive: (a) all scheduled principal due after the Cut-off Date, (b) all other payments and/or recoveries of principal collected on or after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Servicer after the Cut-off Date shall belong to the Seller) and (c) all payments of interest on the Mortgage Loans net of the Servicing Fee (minus that portion of any such interest payment that is allocable to the period prior to the Cut-off
Date).

     SECTION 3. Mortgage Loan Schedule.

     The Seller shall deliver the Mortgage Loan Schedule to the Purchaser at least two (2) Business Days prior to the Closing Date.

     SECTION 4. Purchase Price.

     The Purchase Price for the Mortgage Loans shall be the purchase price set forth in the Trade Terms/Confirmation Bid Sheet by and among the Seller and the Purchaser dated September 6, 2000, plus accrued interest at the Mortgage Loan Remittance Rate from the Cut-off Date through the day immediately prior to the Closing Date. Subject to the conditions set forth herein, the Purchaser shall pay the Purchase Price to the Seller by 4:00 p.m. Eastern Time on the Closing Date. Such payment shall be made by wire transfer of immediately available funds to the account designated by the Seller.

     SECTION 5. Examination of Mortgage Files.

     In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the Closing Date, the Seller shall, prior to the Closing Date, make the Mortgage Files available to the Purchaser for examination at the Seller's offices. Such examination may be made by the Purchaser or its designee, at its expense, at any reasonable time before the Closing Date. Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's or any of its successors' rights to demand repurchase or other relief or remedy provided for in this Agreement.

     SECTION 6. Delivery of Mortgage Loan Documents.

          Subsection 6.01 Possession of Mortgage Files.

     The contents of each Mortgage File required to be retained by the Servicer to service the Mortgage Loans pursuant to this Agreement and thus not delivered to the Purchaser or its designee are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof. The Servicer's possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, each Mortgage and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only. The Mortgage File retained by the Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Servicer's computer system to reflect clearly the ownership of such related Mortgage Loan by the Purchaser. The Servicer shall release from its custody the contents of any Mortgage File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03 of this Agreement or if required under applicable law or court order. The Servicer shall deliver to the Purchaser copies of any documents in a Mortgage File reasonably requested by the Purchaser within thirty (30) days of the date of such request, at the expense of the Purchaser.

          Subsection 6.02 Books and Records.

     Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller; provided, however, that if a Mortgage has been recorded in the name of MERS or its designee, the Seller is shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Servicer after the Cut-off Date on or in connection with a Mortgage Loan as provided in Section 2 shall be vested in the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 2 shall be received and held by the Servicer in trust for the benefit of the Purchaser as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

     As more fully set forth in Section 20, it is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a purchase on the Purchaser's business records, tax returns and financial statements, and as a sale of assets on the Seller's business records, tax returns and financial statements.

          Subsection 6.03 Delivery of Mortgage Loan Documents.

     The Seller shall, at least two (2) Business Days prior to the Closing Date (or such later date as the Purchaser may reasonably request), deliver and release to the Purchaser, or its designee, the Mortgage Loan Documents with respect to each Mortgage Loan. To the extent that any such Mortgage Loan Documents have been delivered for recording and have not yet been returned to the Seller by the applicable recording office, the Seller shall, promptly following receipt by it of such Mortgage Loan Documents from the applicable recording office, deliver such documents to the Purchaser or its designee; provided, however, that the original recorded document or a clerk-certified copy thereof shall be delivered to the Purchaser no later than one year following the Closing Date, subject to the following paragraph.

     In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Purchaser or its designee within one year following the Closing Date, and in the event that the Seller does not cure such failure within sixty (60) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at a price and in the manner specified in Section 7.03. The foregoing repurchase obligation shall not apply in the event the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall cause the Servicer instead to deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a Servicing Officer of the Servicer, confirming that such document has been accepted for recording and that the Servicer shall immediately deliver such document upon receipt; and, provided further, that if the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason within twelve (12) months after receipt of written notification of such failure from the Purchaser, the Seller shall repurchase the related Mortgage Loan at the price and in the manner specified in Section 7.03.

     To the extent received by it, the Servicer shall promptly forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement.

     SECTION 7. Representations, Warranties and Covenants; Remedies for
Breach.

          Subsection 7.01 Representations and Warranties Regarding Individual
                          Mortgage Loans.

     The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the Closing Date or such other date specified herein:

          (a) The information set forth in the Mortgage Loan Schedule is true, correct and complete in all material respects and the information set forth in the tape delivered by the Seller to the Purchaser on August 30, 2000 is true, correct and complete in all material respects.

          (b) There are no defaults by the Seller, the Servicer or any prior originator in complying with the terms of the Mortgage, and all taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

          (c) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded in the applicable public recording office required by law or if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement is a part of the Mortgage File and is reflected on the Mortgage Loan Schedule.

          (d) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated.

          (e) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer generally acceptable to Fannie Mae and to prudent mortgage-lending institutions against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides as well as all additional requirements set forth herein, pursuant to an insurance policy conforming to the requirements of Customary Servicing Procedures and providing coverage in an amount equal to the lesser of (i) the full insurable value of the Mortgaged Property or (ii) the outstanding principal balance owing on the Mortgage Loan. All such insurance policies are in full force and effect and contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (f) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with; the Servicer maintains, and shall maintain, evidence of such compliance as required by applicable law or regulation and shall make such evidence available for inspection at the Servicer's office during normal business hours upon reasonable advance notice.

          (g) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received on or after the Cut-off Date and prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. Neither the Seller nor the Servicer has waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, and neither the Seller nor the Servicer has waived any default.

          (h) The Mortgage is a valid, existing, perfected and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage, subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and either (A) specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan or (B) which do not adversely affect the Appraised Value of the Mortgaged Property and
     (iii) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has the full right to sell and assign the same to the Purchaser.

          (i) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser.

          (j) All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. Either the Mortgagor is a natural person or the related co-borrower or guarantor is a natural person.

          (k) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

          (l) The Seller and all other parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

          (m) The Mortgage Loan is covered by an ALTA or CLTA lender's title insurance policy, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (h)(i), (ii) and (iii) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate or Monthly Payment. With respect to each Mortgage Loan, such title insurance policy also includes an adjustable-rate endorsement substantially in the form of ALTA Form 6.0 or
     6.1. With respect to each Mortgage Loan, such title insurance policy affirmatively insures access to the Mortgaged Property and against encroachments upon the Mortgaged Property. The Seller and its successors and assigns are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser and its assigns without any further act. No claims have been made under such lender's title insurance policy, and the Seller has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

          (n) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event permitting acceleration.

          (o) There are no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

          (p) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

          (q) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

          (r) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loans are Six-Month CD Mortgage Loans, Twelve-Month Treasury Average Mortgage Loans, Six-Month Treasury Average Mortgage Loans and One-Year CMT Mortgage Loans, as indicated on the Mortgage Loan Schedule, having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. As to each Mortgage Loan, on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the applicable Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125%; provided, however, that the Mortgage Interest Rate will not increase or decrease by more than the Initial Rate Cap on the first Adjustment Date or the Periodic Rate Cap on any subsequent Adjustment Date, and will in no event exceed the Lifetime Rate Cap. Each Mortgage Note requires a monthly payment which is (i) sufficient during the period prior to the first adjustment to the Mortgage Interest Rate to amortize the original principal balance fully over the original term thereof and to pay interest at the related Mortgage Interest Rate and (ii) recalculated on each Payment Adjustment Date to amortize the outstanding principal balance fully as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization. Interest on the Mortgage Note is calculated on the basis of a 360-day year consisting of twelve 30-day months. Unless otherwise indicated on the Mortgage Loan Schedule, no Mortgage Loan is a Convertible Mortgage Loan.

          (s) There is no proceeding pending or, to the Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

          (t) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. As of the date of origination of the Mortgage Loan and, to the best of the Seller's knowledge, as of the Closing Date, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

          (u) The Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac.

          (v) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (h) above.

          (w) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

          (x) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (y) The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation, balloon payment or other contingent interest feature, nor does it contain any "buydown" provision which is currently in effect.

          (z) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

          (aa) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan and has acknowledged receipt of such materials to the extent required by applicable law and such documents will remain in the Mortgage File.

          (bb) No Mortgage Loan has an LTV at origination in excess of 95%. Each Mortgage Loan with an LTV at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to Fannie Mae or Freddie Mac at the time of origination, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by Fannie Mae. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until the LTV of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium. No Mortgage Loan requires payment of such premiums, in whole or in part, by the Purchaser.

          (cc) The Mortgaged Property is lawfully occupied under applicable law, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

          (dd) The Assignment of Mortgage is in recordable form (except with respect to any mortgage that has been recorded in the name of MERS or its designee) and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

          (ee) All payments required to be made prior to the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made, the Mortgage Loan has not been dishonored, there are no material defaults under the terms of the Mortgage Loan and no Mortgage Loan has been more than thirty (30) days delinquent more than once in the twelve month period immediately prior to the Cut-off Date. The Mortgagor has not failed, or shall not fail, to make its first Monthly Payment with respect to the related Mortgage Loan prior to the Due Date of the next scheduled Monthly Payment.

          (ff) None of the Seller, the Servicer or any prior originator or servicer has advanced funds, or induced, solicited or knowingly received any advance from any party other than the Mortgagor, directly or indirectly, for the payment of any amount due under the Mortgage Loan.

          (gg) With respect to each Mortgage Loan, the Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Purchaser or which have been submitted for recording and not yet returned.

          (hh) Immediately prior to the payment of the Purchase Price, the Seller was the sole owner and holder of the Mortgage Loans and the indebtedness evidenced by the Mortgage Note. The Mortgage Loans, including the Mortgage Note and the Mortgage, were not assigned or pledged by the Seller and the Seller had good and marketable title a thereto, and the Seller had full right to transfer and sell the Mortgage Loans to the Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans. Following the sale of the Mortgage Loan, the purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to monitor, possess and control the Mortgage Loan except in connection with the servicing of the Mortgage Loan by the Servicer as set forth in this Agreement. After the Closing Date, neither the Seller nor the Servicer will have any right to modify or alter the terms of the sale of the Mortgage Loan and neither the Seller nor the Servicer will have any obligation or right to repurchase the Mortgage Loan, except as provided in this Agreement or as otherwise agreed to by the Seller, the Servicer and the Purchaser.

          (ii) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

          (jj) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

          (kk) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home; manufactured dwelling or cooperative.

          (ll) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements for sale to Fannie Mae or Freddie Mac, as the case may be, or is located in a condominium or planned unit development project which has received Fannie Mae or Freddie Mac project approval or as to which Fannie Mae's and Freddie Mac's eligibility requirements have been waived.

          (mm) The Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien, residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.

          (nn) Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code.

          (oo) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence. Each such lost note affidavit is substantially in the form attached hereto as Exhibit 6.

          (pp) No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of the Seller, the Servicer or any originator or servicer or the Mortgagor or on the part of any other party involved in the origination of the Mortgage Loan.

          (qq) The origination practices used by the Seller and the collection and servicing practices used by the Servicer with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry and the collection and servicing practices used by the Servicer have been acceptable to Fannie Mae and Freddie Mac.

          (rr) The Mortgagor is not in bankruptcy and is not insolvent and neither the Seller nor the Servicer have any knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or materially adversely affect the value or the marketability of the Mortgage Loan.

          (ss) The Mortgagor has not notified the Seller or the Servicer, and neither the Seller nor the Servicer has knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

          (tt) No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property.

          (uu) There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller or the Servicer is aware in which compliance with any environmental law, rule or regulation is an issue and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

          (vv) No action, inaction, or event has occurred and no state of affairs exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, Primary Mortgage Insurance Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or the Servicer or any designee of the Seller or the Servicer or any corporation in which the Seller, the Servicer or any officer, director, or employee of the Seller or the Servicer had a financial interest at the time of placement of such insurance.

          (ww) With respect to any ground lease to which a Mortgaged Property may be subject: (A) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (B) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (C) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (D) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate; (E) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (F) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (G) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (H) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; and (I) the term of such lease does not terminate earlier than the maturity date of the Mortgage Note.

          (xx) With respect to escrow deposits and payments that the Servicer is entitled to collect, all such payments are in the possession of, or under the control of the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note.

          (yy) With respect to each Mortgage Loan that is a Convertible Mortgage Loan, the Mortgage Interest Rate may be converted by the Mortgagor in accordance with the terms of the related Mortgage Note to a fixed rate of interest. The conversion term on such Mortgage Loan is equal to Fannie Mae's posted yield as in effect for sixty (60) day mandatory delivery commitments for conventional first mortgages plus a margin ranging from 0.625% to 1.375%. Such conversion option may be exercised on the first, second or third Adjustment Date.

          (zz) No Mortgage Loan is or has been subject to a prepayment penalty.

          Subsection 7.02 Seller and Servicer Representations.

     The Seller and the Servicer hereby represent and warrant to the Purchaser that, as to itself as of the Closing Date:

          (a) It is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by it. It is an approved seller/servicer in good standing of conventional residential mortgage loans for Fannie Mae or Freddie Mac and is a HUD-approved mortgagee under Section 203 of the National Housing Act. It has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the Purchaser, evidences the legal, valid, binding and enforceable obligation of it, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by it to make this Agreement valid and binding upon it in accordance with the terms of this Agreement.

          (b) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over it or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained. It is not in violation of any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over it, which violation might materially and adversely affect it or the performance of its obligations under this Agreement.

          (c) The consummation of the transactions contemplated by this Agreement are in its ordinary course of business and will not result in the breach of any term or provision of its charter or by-laws or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which it or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject.

          (d) Its transfer, assignment and conveyance of the Mortgage Notes and the Mortgages pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          (e) There is no action, suit, proceeding or investigation pending or, to its best knowledge, threatened against it which, either individually or in the aggregate, would result in any material adverse change in its business, operations, financial condition, properties or assets, or in any material impairment of its right or ability to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with its obligations contemplated herein, or which would materially impair its ability to perform under the terms of this Agreement.

          (f) It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

          (g) It acknowledges and agrees that the Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

          (h) has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

          (i) It does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement. It is solvent and the sale of the Mortgage Loans will not cause it to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of its creditors.

          (j) It has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

          Subsection 7.03 Remedies for Breach of Representations and Warranties.

     It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the interest of the Purchaser in or the value of the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage
Loan), the party discovering such breach shall give prompt written notice to the others.

     Within sixty (60) days of the earlier of either discovery by or notice to either the Seller or the Servicer of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser therein, the Seller or the Servicer, as the case may be, shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall repurchase such Mortgage Loan or Mortgage Loans at the Repurchase Price. However, the Seller may, at its option, with the Purchaser's prior approval, such approval not to be withheld unreasonably, and assuming that the Seller has a Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Substitute Mortgage Loan or Loans; provided, however, that any such substitution shall be effected not later than one hundred twenty (120) days of the Closing Date. If the Seller has no Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished by the Seller remitting by wire transfer to the Purchaser the amount of the Repurchase Price.

     At the time of repurchase of any deficient Mortgage Loan (or removal of any Deleted Mortgage Loan), the Purchaser and the Seller shall arrange for the assignment of the repurchased Mortgage Loan (or Deleted Mortgage Loan) to the Seller or its designee and the delivery to the Seller of any documents held by the Purchaser relating to the repurchased Mortgage Loan in the manner required by this Agreement with respect to the purchase and sale of such Mortgage Loan on the Closing Date. In the event a deficient Mortgage Loan is repurchased, the Seller shall, simultaneously with its remittance to the Purchaser of such Repurchase Price, give written notice to the Purchaser that such repurchase has taken place. Upon such repurchase, the Mortgage Loan Schedule shall simultaneously be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

     As to any Deleted Mortgage Loan for which the Seller substitutes one or more Substitute Mortgage Loans, the Seller shall effect such substitution by delivering to the Purchaser for each Substitute Mortgage Loan, the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by Subsection 6.03. The Seller shall remit to the Servicer for distribution the Monthly Payment due on each Substitute Mortgage Loan in the month following the date of such substitution. Monthly Payments due with respect to Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by it in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Substitute Mortgage Loan. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

     For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall, plus an amount equal to the aggregate of any Monthly Advances made with respect to such Deleted Mortgage Loans, shall be remitted to the Servicer by the Seller for distribution by the Servicer in the month of substitution.

     In addition to such cure, repurchase and substitution obligations, the Seller or the Servicer shall indemnify the Purchaser and hold it harmless against any out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party that is based on or grounded upon, or resulting from, a breach of the Seller or the Servicer, as applicable, representations and warranties contained in this Agreement; provided, however, indemnification shall not be available for any economic losses of the Purchaser due to reinvestment losses, loss of investment income or any other special, indirect or consequential losses or damages.

     No action may be brought against the Seller or the Servicer, as applicable, relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 with respect to any Mortgage Loan unless and until (i) discovery of such breach by the Purchaser or notice thereof by the Seller or the Servicer to Purchaser, (ii) failure by the Seller or the Servicer, as applicable, to cure such breach, repurchase such Mortgage Loan as specified above, substitute a Substitute Mortgage Loan for such Mortgage Loan as specified above and/or indemnify the Purchaser and (iii) demand upon the Seller or the Servicer, as applicable, by the Purchaser for compliance with the terms of this Agreement.

     It is understood and agreed that the obligations of the Seller or the Servicer, as applicable, set forth in this Subsection 7.03 to cure, repurchase or substitute for a defective Mortgage Loan and/or to indemnify the Purchaser constitute the sole remedies of the Purchaser respecting a breach of the representations and warranties set forth in Subsections 7.01 and 7.02.

          Subsection 7.04 Repurchase of Certain Prepaid or Converted Mortgage
                          Loans.

     If the principal balance due on a Mortgage Loan is paid in full prior to the Closing Date, the Seller shall remit to the Purchaser an amount equal to the product of (i) the excess of the purchase price percentage as calculated in Section 4 over 100%, times (ii) the amount of such Principal Prepayment in full. If any Mortgagor converts the adjustable Mortgage Interest Rate on any related Convertible Mortgage Loan to a fixed Mortgage Interest Rate, the Seller shall repurchase that Convertible Mortgage Loan prior to the next scheduled Due Date for such Mortgage Loan pursuant to Section 7.03.

     SECTION 8. Closing.

     The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The closing shall be by telephone, confirmed by letter or wire as the parties shall agree. The closing shall be subject to each of the following conditions:

          (a) all of the representations and warranties of the Seller and the Servicer in this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement;

          (b) the Seller's attorneys shall have received in escrow all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories as required pursuant to the terms hereof; and

          (c) all other terms and conditions of this Agreement required to be complied with or performed shall have been complied with or performed.

     SECTION 9. Closing Documents.

     On the Closing Date, the Seller and the Servicer shall deliver to the Purchaser in escrow fully executed originals of:

          (a) this Agreement, executed by the Seller and the Servicer;

          (b) an Officer's Certificate, in the form of Exhibit 1 hereto, for each Seller and for the Servicer including all attachments thereto;

          (c) the Mortgage Loan Schedule, one copy to be attached hereto;

          (d) an opinion of in-house counsel for each Seller and the Servicer, substantially in the form attached hereto as Exhibit 7;

          (e) an Escrow Account Certification; and

          (f) a Custodial Account Certification.

     SECTION 10. Costs.

     The Seller and the Servicer shall pay any commissions due its salespersons and the legal fees and expenses of its attorneys. The Purchaser shall pay the cost of delivering the Mortgage Files to the Purchaser or its designee, the cost of recording the Assignments of Mortgage and any custodial fees incurred in connection with the release of any Mortgage Loan Documents as may be required by its servicing activities hereunder. All other costs and expenses incurred in connection with the sale of the Mortgage Loans by the Seller to the Purchaser, including without limitation the Purchaser's attorneys' fees, shall be paid by the Purchaser.

     SECTION 11. Administration and Servicing of Mortgage Loans.

          Subsection 11.01 Servicer to Act as Servicer; Subservicing.

     The Servicer, as an independent contractor, shall service and administer the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures and the terms of the Mortgage Notes and Mortgages, and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder. Notwithstanding anything to the contrary, the Servicer may delegate any of its duties under this Agreement to one or more of its affiliates without regard to any of the requirements of this section; provided, however, that the Servicer shall not be released from any of its responsibilities hereunder by virtue of such delegation. The Mortgage Loans may be subserviced by one or more unaffiliated subservicers on behalf of the Servicer provided each subservicer is a Fannie Mae approved seller/servicer or a Freddie Mac approved seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, that would make it unable to comply with the eligibility for seller/servicers imposed by Fannie Mae or Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer shall pay all fees and expenses of the subservicer from its own funds (provided that any such expenditures that would constitute Servicing Advances if made by the Servicer hereunder shall be reimbursable to the Servicer as Servicing Advances), and the subservicer's fee shall not exceed the Servicing Fee.

     At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself. If the Servicer's responsibilities and duties under this Agreement are terminated and if requested to do so by the Purchaser, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the subservicer as soon as is reasonably possible. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the subservicer from the Servicer's own funds without reimbursement from the Purchaser.

     The Servicer shall be entitled to enter into an agreement with the subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving the subservicer shall be deemed to be between the subservicer and Servicer alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the subservicer including no obligation, duty or liability of Purchaser to pay the subservicer's fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the subservicer has received such payment.

     Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the Servicer has the consent of the Purchaser) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than six (6) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap, the Initial Rate Cap, the Periodic Rate Cap or the Gross Margin, defer or forgive the payment of any principal or interest, change the outstanding principal amount (except for actual payments of principal), make any future advances or extend the final maturity date, as the case may be, with respect to such Mortgage Loan. Without limiting the generality of the foregoing, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered by the Purchaser when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Subsection 11.13.

     The Servicer shall notify the Purchaser of its intention to institute any foreclosure proceeding no less than ten (10) days prior to initiating such proceeding. The Servicer shall notify the Purchaser of its intention to accept a deed-in-lieu of foreclosure or a partial release of any of the Mortgaged Property subject to the lien of the Mortgage no less than ten (10) days prior to accepting such deed-in-lieu or partial release and shall only accept such deed-in-lieu or grant such partial release if the Purchaser has not objected before the end of the tenth day after delivery of such notice. In connection with any foreclosure sale, the Servicer shall consult with the Purchaser with regard to a bid price for the related Mortgaged Property and shall set such bid price in accordance with the Purchaser's instructions. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with all applicable laws, rules and regulations and shall provide to the Mortgagors any reports required to be provided to them thereby. The Purchaser shall furnish to the Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed-in-lieu of foreclosure, if the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Purchaser's expense. Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection. After reviewing the inspection, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property.

          Subsection 11.02 Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, the Servicer shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae or Freddie Mac. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances. If the portion of any Liquidation Proceeds allocable as a recovery of interest on any Mortgage Loan is less than the full amount of accrued and unpaid interest on such Mortgage Loan as of the date such proceeds are received, then the applicable Servicing Fees with respect to such Mortgage Loan shall be paid first and any amounts remaining thereafter shall be distributed to the Purchaser.

          Subsection 11.03 Collection of Mortgage Loan Payments.

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable. Further, the Servicer will in accordance with Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, premiums for Primary Mortgage Insurance Policies, and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

          Subsection 11.04 Establishment of Custodial Account; Deposits in
                           Custodial Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the "Custodial Account"), titled "Bank of America, N.A., in trust for [NAME OF PURCHASER] as Purchaser of Mortgage Loans and various Mortgagors." Such Custodial Account shall be established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of the Servicer) which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible depository institution for custodial accounts. The Custodial Account shall initially be established and maintained at Bank of America, N.A., or any successor thereto, and shall not be transferred to any other depository institution without the Purchaser's approval, which shall not unreasonably be withheld. In any case, the Custodial Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer. The creation of the Custodial Account shall be evidenced by a certificate delivered by the Servicer (the "Custodial Account Certification").

     The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cutoff Date):

          (a) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

          (b) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

          (c) all Liquidation Proceeds;

          (d) all proceeds received by the Servicer under any title insurance policy, hazard insurance policy, Primary Mortgage Insurance Policy or other insurance policy other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures;

          (e) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Customary Servicing Procedures;

          (f) any amount required to be deposited in the Custodial Account pursuant to Subsections 11.15, 11.17 and 11.19;

          (g) any amount required to be deposited by the Servicer in connection with any REO Property pursuant to Subsection 11.13;

          (h) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Subsection 7.03, and all amounts required to be deposited by the Servicer in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

          (i) with respect to each Principal Prepayment in full, an amount (to be paid by the Servicer out of its own funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment in full, equals one month's interest on the amount of principal so prepaid for the month of prepayment at the applicable Mortgage Loan Remittance Rate; provided, however, that the Servicer's aggregate obligations under this paragraph for any month shall be limited to the total amount of Servicing Fees actually received with respect to the Mortgage Loans by the Servicer during such month; and

          (j) amounts required to be deposited by the Servicer in connection with the deductible clause of any hazard insurance policy.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary fees need not be deposited by the Servicer in the Custodial Account.

     The Servicer may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Servicer for the benefit of the Purchaser, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the institution with which the Custodial Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Servicer shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Purchaser) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal by the Servicer. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

          Subsection 11.05 Withdrawals From the Custodial Account.

     The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

          (a) to make payments to the Purchaser in the amounts and in the manner provided for in Subsection 11.15;

          (b) to reimburse itself for P&I Advances, the Servicer's right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser with respect to such Mortgage Loan, except that, where a Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

          (c) to reimburse itself for any unpaid Servicing Fees and for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser unless a Seller is required to repurchase a Mortgage Loan pursuant to Subsection 7.03, in which case the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

          (d) to reimburse itself for unreimbursed Servicing Advances and for unreimbursed P&I Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicer to the Purchaser in an Officer's Certificate) by the Servicer pursuant to subclause (b) or (c) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by a Seller pursuant to Subsection 7.03;

          (e) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Subsection 12.01;

          (f) to withdraw amounts to make P&I Advances in accordance with Subsection 11.17;

          (g) to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account, net of any losses on such investments;

          (h) to withdraw any amounts inadvertently deposited in the Custodial Account; and

          (i) to clear and terminate the Custodial Account upon the termination of this Agreement.

     Upon request, the Servicer will provide the Purchaser with copies of reasonably acceptable invoices or other documentation relating to Servicing Advances that have been reimbursed from the Custodial Account.

          Subsection 11.06 Establishment of Escrow Account; Deposits in Escrow
                           Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), titled "Bank of America, N.A., in trust for [NAME OF PURCHASER] as Purchaser of Mortgage Loans and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of Servicer), which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible institution for escrow accounts. The Escrow Account shall initially be established and maintained at Bank of America, N.A., or any successor thereto, and shall not be transferred to any other depository institution without the Purchaser's approval, which shall not unreasonably be withheld. In any case, the Escrow Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer. The creation of the Escrow Account shall be evidenced by a certificate delivered by the Servicer (the "Escrow Account Certification").

     The Servicer shall deposit in the Escrow Account on a daily basis, and retain therein: (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (b) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only in accordance with Subsection 11.07 hereof. As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

          Subsection 11.07 Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account shall be made by the Servicer only
(a) to effect timely payments of ground rents, taxes, assessments, premiums for Primary Mortgage Insurance Policies, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse the Servicer for any Servicing Advance made by Servicer pursuant to Subsection 11.08 hereof with respect to a related Mortgage Loan, (c) to refund to any Mortgagor any finds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (h) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (i) to withdraw suspense payments that are deposited into the Escrow Account, (j) to withdraw any amounts inadvertently deposited in the Escrow Account or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.

          Subsection 11.08 Payment of Taxes, Insurance and Other Charges;
                           Collections Thereunder.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums for Primary Mortgage Insurance Policies and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments, subject to its ability to recover such Servicing Advances pursuant to Subsections 11.05(c), 11.05(d) and 11.07(b). No costs incurred by the Servicer or subservicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating remittances to the Purchaser, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          Subsection 11.09 Transfer of Accounts.

     The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution. Such transfer shall be made only upon obtaining the prior written consent of the Purchaser; such consent shall not be unreasonably withheld.

          Subsection 11.10 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located by an insurer acceptable to Fannie Mae or Freddie Mac in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a special flood hazard area (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the National Flood Insurance Program, in an amount representing coverage not less than the lesser of (A) the minimum amount required under the terms of the coverage to compensate for any damage or loss to the Mortgaged Property on a replacement-cost basis (or the outstanding principal balance of the Mortgage Loan if replacement-cost basis is not available) or (B) the maximum amount of insurance available under the National Flood Insurance Program. The Servicer shall also maintain on REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Program, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Servicer, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the state wherein the property subject to the policy is located.

     The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae or Freddie Mac requirements.

          Subsection 11.11 Maintenance of Primary Mortgage Insurance Policy;
                           Claims.

     With respect to each Mortgage Loan with a LTV in excess of 80%, the Servicer shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformance with Fannie Mae requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the LTV of such Mortgage Loan is reduced to 80%. In the event that such Primary Mortgage Insurance Policy shall be terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be a qualified insurer, the Servicer shall obtain from another qualified insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 11.18, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present or to assist the Purchaser in preparing and presenting, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Subsection 11.06, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant to Subsection 11.07.

          Subsection 11.12 Fidelity Bond; Errors and Omissions Insurance.

     The Servicer shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans. These policies must insure the Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. The Fidelity Bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of Fannie Mae or Freddie Mac. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond or a certificate evidencing the same with a statement that the Servicer shall endeavor to provide written notice to the Purchaser 30 days prior to modification or any material change.

          Subsection 11.13 Title Management and Disposition of REO Property.

     In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or its nominee, in either case as nominee, for the benefit of the Purchaser of record on the date of acquisition of title (the "Owner"). If the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer, at the expense of the Purchaser, from an attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

     The Servicer shall cause to be deposited on a daily basis in the Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Servicer. Any disbursement in excess of $5,000 shall be made only with the written approval of the Purchaser. The Servicer shall make distributions as required on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     The disposition of REO Property shall be carried out by the Servicer in accordance with the provisions of this Agreement and shall be made at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. Upon the request of the Owner, and at the Owner's expense, the Servicer shall cause an appraisal of the REO Property to be performed for the Owner. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account and, as soon as practical thereafter, the expenses of such sale shall be paid, the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees, unreimbursed advances made pursuant to Subsection 11.17 and any appraisal performed pursuant to this paragraph and the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

     The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

     Upon request, with respect to any RED Property, the Servicer shall furnish to the Owner a statement covering the Servicer's efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month (together with an operating statement).

          Subsection 11.14 Servicing Compensation.

     As compensation for its services hereunder, the Servicer shall be entitled to retain the Servicing Fee from interest payments actually collected on the Mortgage Loans. Additional servicing compensation in the form of assumption fees, late payment charges, prepayment penalties and other ancillary income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

          Subsection 11.15 Distributions.

     On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by the Purchaser of record on the preceding Record Date (a) all amounts credited to the Custodial Account at the close of business on the related Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 11.05(b) through (h), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.17, minus
(c) any amounts attributable to Principal Prepayments received after the end of the calendar month preceding the month in which the Remittance Date occurs, minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Date.

     With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Bank of America, N.A., or its successor, as its prime lending rate, adjusted as of the date of each change, plus two percent (2%), but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day immediately preceding the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

          Subsection 11.16 Statements to the Purchaser.

     Not later than five (5) days prior to each Remittance Date, the Servicer shall forward to the Purchaser a statement, substantially in the form of
Exhibit 8 and certified by a Servicing Officer, setting forth on a loan-by-loan basis: (a) the amount of the distribution made on such Remittance Date which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by the Servicer during the prior calendar month; and (c) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the preceding month. Such statement shall also include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one (1), two
(2) or three (3) or more months delinquent and the book value of any REO Property. The Servicer shall submit to the Purchaser monthly a liquidation report with respect to each Mortgaged Property sold in a foreclosure sale as of the related Record Date and not previously reported. Such liquidation report shall be incorporated into the remittance report delivered to Purchaser in the form of Exhibit 8 hereto. The Servicer shall also provide such information as set forth above to the Purchaser in electronic form in the Servicer's standard format, a copy of which has been provided by the Servicer.

     In addition, within a reasonable period of time after the end of each calendar year, the Servicer will furnish a report to each Person that was a Purchaser at any time during such calendar year. Such report shall state the aggregate of amounts distributed to the Purchaser for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

     The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority, the Mortgagor or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare federal income tax returns as the Purchaser may reasonably request from time to time.

          Subsection 11.17 Advances by the Servicer.

     On the Business Day immediately preceding each Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a "P&I Advance"), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.17, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. The Servicer's obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if (i) the Mortgage Loan has become a Liquidating Loan or (ii) if the Servicer, in its good faith judgment, determines that such P&I Advances would not be recoverable pursuant to Subsection 11.05(d). The determination by the Servicer that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer's Certificate of the Servicer, delivered to the Purchaser, which details the reasons for such determination.

          Subsection 11.18 Assumption Agreements.

     The Servicer will use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser's prior approval, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, the Servicer will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. In connection with any such assumption, the outstanding principal amount, the Monthly Payment, the Mortgage Interest Rate, the Lifetime Rate Cap, the Gross Margin, the Initial Rate Cap or the Periodic Rate Cap of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased. If an assumption is allowed pursuant to this Subsection 11.18, the Servicer with the prior consent of the issuer of the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

          Subsection 11.19 Satisfaction of Mortgages and Release of Mortgage
                           Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will obtain the portion of the Mortgage File that is in the possession of the Purchaser or its designee, prepare and process any required satisfaction or release of the Mortgage and notify the Purchaser in accordance with the provisions of this Agreement. The Purchaser agrees to deliver to the Servicer the original Mortgage Note for any Mortgage Loan not later than five (5) Business Days following its receipt of a notice from the Servicer that such a payment in full has been received or that a notification has been received that such a payment in full shall be made. Such Mortgage Note shall be held by the Servicer, in trust, for the purpose of canceling such Mortgage Note and delivering the canceled Mortgage Note to the Mortgagor in a timely manner as and to the extent provided under any applicable federal or state law. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to effect the release of the Mortgage Loan on the records of MERS.

     In the event the Servicer grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Servicer shall remit to the Purchaser the Stated Principal Balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Fidelity Bond shall insure the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

          Subsection 11.20 Annual Statement as to Compliance.

     Within ninety (90) days after the Servicer's fiscal year end, beginning with the fiscal year end 2000, the Servicer will deliver to the Purchaser an Officer's Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year and if performance under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

          Subsection 11.21 Annual Independent Public Accountants' Servicing
                           Report.

     Within ninety (90) days after the Servicer's fiscal year end, beginning with the fiscal year end 2000, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

          Subsection 11.22 Servicer Shall Provide Access and Information as
                           Reasonably Required.

     The Servicer shall provide to the Purchaser, and for any Purchaser insured by FDIC or NAIC, the supervisory agents and examiners of FDIC and OTS or NAIC, access to any documentation regarding the Mortgage Loans which may be required by applicable regulations. Such access shall be afforded without charge, but only upon reasonable request, during normal business hours and at the offices of the Servicer.

     In addition, the Servicer shall furnish upon request by the Purchaser, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Purchaser may require. The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          Subsection 11.23 Inspections.

     The Servicer shall inspect the Mortgaged Property as often deemed necessary by the Servicer to assure itself that the value of the Mortgage Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Customary Servicing Procedures or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep written report of each such inspection.

          Subsection 11.24 Restoration of Mortgaged Property.

     The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Customary Servicing Procedures. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

          (a) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (b) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

          (c) the Servicer shall verify that the Mortgage Loan is not in default; and

          (d) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

     SECTION 12. The Servicer.

          Subsection 12.01 Indemnification; Third Party Claims.

     (a) The Servicer agrees to indemnify and hold harmless the Purchaser against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement.

     (b) The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume (with the written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees. If the Servicer has assumed the defense of the Purchaser, the Servicer shall provide the Purchaser with a written report of all expenses and advances incurred by the Servicer pursuant to this Subsection
12.01 and the Purchaser shall promptly reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the failure of the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement.

          Subsection 12.02 Merger or Consolidation of the Servicer.

     The Servicer will keep in full effect its existence, rights and franchises as a national banking association, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Subsection 12.03 Limitation on Liability of the Servicer and Others.

     The duties and obligations of the Servicer shall be determined solely by the express provisions of this Agreement, the Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Servicer. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in accordance with Customary Servicing Procedures and otherwise in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on the Servicer herein; and, provided further, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Subsection 12.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

          Subsection 12.04 Seller and Servicer Not to Resin.

     Neither the Seller nor the Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer or the Seller, as the case may be, and the Purchaser or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the unilateral resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation or assignment shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Subsection 14.03.

     SECTION 13. Default.

          Subsection 13.01 Events of Default.

     In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

          (a) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

          (b) failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

          (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

          (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer's property;

          (e) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (f) the Servicer shall cease to be qualified to do business under the laws of any state in which a Mortgaged Property is located, but only to the extent such qualification is necessary to ensure the enforceability of each Mortgage Loan and to perform the Servicer's obligations under this Agreement; or

          (g) the Servicer shall fail to meet the servicer eligibility qualifications of Fannie Mae and the Servicer shall fail to meet the servicer eligibility qualifications of Freddie Mac;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer, may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. Upon receipt by the Servicer of such written notice from the Purchaser stating that they intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Subsection 14.03. Upon written request from the Purchaser, the Servicer shall prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor's possession all Mortgage Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor at the Servicer's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          Subsection 13.02 Waiver of Default.

     The Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

     SECTION 14. Termination.

          Subsection 14.01 Termination.

     The respective obligations and responsibilities of the Servicer, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Servicer) or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder. Upon written request from the Purchaser in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Purchaser's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          Subsection 14.02 Termination of the Servicer Without Cause.

     Notwithstanding anything herein to the contrary, the Purchaser may terminate the obligations and responsibilities of the Servicer in its capacity as Servicer, without cause, upon payment to the Servicer of a termination fee equal to two percent (2%) of the aggregate outstanding principal balance of the Mortgage Loans as of the date of such termination. In addition, the Purchaser shall reimburse the Servicer for all reasonable and necessary out-of-pocket costs incurred by the Servicer in connection with such termination; provided, however, that the Purchaser's reimbursement obligation for such out-of-pocket costs shall not exceed Fifty Dollars ($50.00) per Mortgage Loan. The termination fee provided for in this Subsection 14.02 shall be paid by the Purchaser within ten (10) Business Days of any such termination without cause by the Purchaser, and the Purchaser shall reimburse the Servicer for its out-of-pocket costs resulting from such termination within ten (10) Business Days following the Purchaser's receipt of an invoice detailing such costs.

          Subsection 14.03 Successors to the Servicer.

     Prior to the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Subsections 12.04, 13.01 or 14.01, the Purchaser shall, (a) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or (b) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement upon such termination. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement shall be terminated pursuant to the aforementioned Subsections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned Subsections shall not become effective until a successor shall be appointed pursuant to this Subsection and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03, it being understood and agreed that the provisions of such Subsections 7.01 and
7.02 shall be applicable to the Seller notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Subsections 12.04, 13.01 or 14.01 shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination or resignation.

     The Servicer shall promptly deliver to the successor the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

     Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment.

          SECTION 15. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

          (a) if to the Purchaser:

                Greenwich Capital Financial Products, Inc.
                600 Steamboat Road
                Greenwich, Connecticut 06830
                Attn: Anthony Palmisano

          (b) if to the Seller:

                Bank of America, N.A.
                100 North Tryon Street
                Charlotte, North Carolina 28255
                Attn: Secondary Marketing Manager

               With a copy to the Treasurer of the Seller at the same address.

          (c) if to the Servicer:

                Bank of America, N.A.
                2810 North Parham Road
                Richmond, Virginia 23294
                Attn: Servicing Manager

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     SECTION 16. Severability Clause.

     Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     SECTION 17. No Partnership.

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

     SECTION 18. Counterparts.

     This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     SECTION 19. Governing Law.

     EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

     SECTION 20. Intention of the Parties.

     It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

     It is not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (a) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (b) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

     SECTION 21. Waivers.

     No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     SECTION 22. Exhibits.

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     SECTION 23. General Interpretive Principles.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     SECTION 24. Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     SECTION 25. Amendment.

     This Agreement may be amended from time to time by the Purchaser, the Seller and the Servicer by written agreement signed by the parties hereto.

     SECTION 26. Confidentiality.

     Each of the Purchaser, the Seller and the Servicer shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party's employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person's duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terns of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party's rights under this Agreement.

     SECTION 27. Entire Agreement.

     This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.

     SECTION 28. Further Agreements; Securitization.

     The Seller, the Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     The Seller and the Servicer each agree to enter into additional documents, instruments or agreements as may be reasonably necessary to effect one or more Securitizations of the Mortgage Loans. The parties also agree that the provisions of this Agreement may be altered in a manner reasonably acceptable to the Servicer if necessary to effect a Securitization (including, but not limited to, any changes required (i) to satisfy rating agency requirements or (ii) to qualify for treatment as one or more real estate investment conduits). The Servicer also agrees to provide information regarding its loan loss, foreclosure and delinquency experience for inclusion in any disclosure document prepared by the Purchaser or an affiliate thereof in connection with a Securitization, in a format mutually acceptable to the Purchaser and the Servicer, and will agree to provide indemnification therefore, in each case, upon terms mutually acceptable to the Servicer and the Purchaser.

     SECTION 29. Successors and Assigns.

     This Agreement shall bind and inure to the benefit of and be enforceable by the initial Purchaser, each Seller and the Servicer, and the respective successors and assigns of the initial Purchaser, Seller and the Servicer. The initial Purchaser and any subsequent Purchasers may assign this Agreement to any Person to whom any Mortgage Loan is transferred pursuant to a sale or financing upon prior written notice to the Servicer in accordance with the following paragraph; provided, however, that the Servicer shall not be required to service the Mortgage Loans for more than three (3) Persons for assignees of each of Greenwich Capital Financial Products, Inc. or their respective affiliates at any time and shall not recognize any assignment of this Agreement to the extent that following such assignment more than such number of Persons would be Purchasers hereunder. As used herein, the trust formed in connection with a Securitization shall be deemed to constitute a single "Person." Upon any such assignment and written notice thereof to the Servicer, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Servicer and such Purchaser, and a separate and distinct Agreement between the Servicer and each other Purchaser to the extent of the other related Mortgage Loan or Loans.

     At least five (5) Business Days prior to the end of the month preceding the date upon which the first remittance is to be made to an assignee of the Purchaser, the Purchaser shall provide to the Servicer written notice of any assignment setting forth: (a) the Servicer's applicable Mortgage Loan identifying number for each of the Mortgage Loans affected by such assignment;
(b) the aggregate scheduled transfer balance of such Mortgage Loans; and (c) the full name, address and wiring instructions of the assignee and the name and telephone number of an individual representative for such assignee, to whom the Servicer should: (i) send remittances; (ii) send any notices required by or provided for in this Agreement; and (iii) deliver any legal documents relating to the Mortgage Loans (including, but not limited to, contents of any Mortgage File obtained after the effective date of any assignment).

     If the Purchaser has not provided the notice of assignment required by this Section 29, the Servicer shall not be required to treat any other Person as a "Purchaser" hereunder and may continue to treat the Purchaser which purports to assign the Agreement as the "Purchaser" for all purposes of this Agreement.

     SECTION 30. Non-Solicitation.

     From and after the Closing Date, the Seller, the Servicer and any of their respective affiliates hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to Purchaser pursuant hereto on the Closing Date and none of the Seller, the Servicer or any of their respective affiliates shall take any action to undermine these rights and benefits.

     Notwithstanding the foregoing, it is understood and agreed that the Seller, the Servicer or any of their respective affiliates:

          (a) may advertise its availability for handling refinancings of mortgages in its portfolio, including the promotion of terms it has available for such refinancings, through the sending of letters or promotional material, so long as it does not specifically target Mortgagors and so long as such promotional material either is sent to the mortgagors for all of the mortgages in the A-quality servicing portfolio of the Seller, the Servicer and any of their affiliates (those it owns as well as those serviced for others) or sent to all of the mortgagors who have specific types of mortgages (such as FHA, VA, conventional fixed-rate or conventional adjustable-rate) or sent to those mortgagors whose mortgages fall within specific interest rate ranges;

          (b) may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available; and

          (c) may offer to refinance a Mortgage Loan made within 30 days following receipt by it of a pay-off request from the related Mortgagor.

     Promotions undertaken by the Seller or the Servicer or by any affiliate of the Seller or the Servicer which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section 30.

     IN WITNESS WHEREOF, the Purchaser, the Seller and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

                             GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                               as Purchaser



                             By:
                                ---------------------------------------------
                             Name:   Anthony Palmisano
                             Title:  Vice President



                             BANK OF AMERICA, N.A., as Seller and Servicer



                             By:
                                ---------------------------------------------
                             Name:   Judy V. Ford
                             Title:  Assistant Vice President

                                   EXHIBIT 1
                                   ---------

             FORM OF SELLER'S AND SERVICER'S OFFICER'S CERTIFICATE

     I, [______________], hereby certify that I am a duly elected I, [____________] of Bank of America, N.A., a national banking association (the "Bank"), and further certify, on behalf of the Bank as follows:

          1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Bank as are in full force and effect on the date hereof. No event has occurred which has affected the good standing of the Bank under the laws of the United States.

          2. No proceedings looking toward liquidation, dissolution or bankruptcy of the Bank or a merger pursuant to which the Bank would not be the surviving entity are pending or contemplated.

          3. Each person who, as an officer or attorney-in-fact of the Bank, signed (a) the Mortgage Loan Sale and Servicing Agreement (the "Sale Agreement"), dated September 28, 2000, by and between Bank of America, N.A., as seller and as servicer, and Greenwich Capital Financial Products, Inc., as purchaser, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Sale Agreement was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

          4. All of the representations and warranties of the Bank contained in Subsections 7.01 and 7.02 of the Sale Agreement were true and correct in all material respects as of the Closing Date.

          5. The Bank has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Sale Agreement.

     All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Sale Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name on this 28th day of September, 2000.

                             BANK OF AMERICA, N.A.



                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------




     I, ____________________________, a _______________________ of Bank of
America, N.A., hereby certify that _________________________ is a duly elected, qualified and acting ____________________________ of the Seller and the Servicer and that the signature appearing above is such person's genuine signature.

     IN WITNESS WHEREOF, I have hereunto signed my name on this 28th day of September, 2000.

                             BANK OF AMERICA, N.A., as Seller and Servicer



                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                                   EXHIBIT 2
                                   ---------

                            MORTGAGE LOAN DOCUMENTS

With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

          (a) the original Mortgage Note bearing all intervening endorsements, endorsed in blank and signed in the name of the Seller by an officer thereof or, if the original Mortgage Note has been lost or destroyed, a lost note affidavit substantially in the form of Exhibit 6 hereto;

          (b) the original Assignment of Mortgage with assignee's name left blank;

          (c) the original of any guarantee executed in connection with the Mortgage Note;

          (d) the original Mortgage with evidence of recording thereon, or if any such mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded mortgage, a photocopy of such mortgage certified by the Seller to be a true and complete copy of the original recorded mortgage;

          (e) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

          (f) the originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment of mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, a photocopy of such intervening assignment of mortgage, certified by the Seller to be a true and complete copy of the original recorded intervening assignment of mortgage;

          (g) the original mortgagee title insurance policy including an Environmental Protection Agency Endorsement and an adjustable-rate endorsement;

          (h) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (i) a copy of any applicable power of attorney.

                                   EXHIBIT 3
                                   ---------

                        CONTENTS OF EACH MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, unless otherwise disclosed to the Purchaser on the data tape, which shall be available for inspection by the Purchaser and which shall be retained by the Servicer or delivered to the Purchaser:

          (a) Copies of the Mortgage Loan Documents.

          (b) Residential loan application.

          (c) Mortgage Loan closing statement.

          (d) Verification of employment and income, if required.

          (e) Verification of acceptable evidence of source and amount of down payment.

          (f) Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

          (g) Residential appraisal report.

          (h) Photograph of the Mortgaged Property.

          (i) Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

          (j) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

          (k) Copies of all required disclosure statements.

          (l) If applicable, termite report, structural engineer's report, water potability and septic certification.

          (m) Sales Contract, if applicable.

          (n) The Primary Mortgage Insurance policy or certificate of insurance or electronic notation of the existence of such policy, where required pursuant to the Agreement.

          (o) Evidence of electronic notation of the hazard insurance policy, and, if required by law, evidence of the flood insurance policy.

                                   EXHIBIT 4
                                   ---------

                            MORTGAGE LOAN SCHEDULE


                                                           Bank of America
                                                       Mortgage Loan Schedule
                                                     Greenwich Capital - 9/28/00


   Loan           Borrower                                                            Zip             Prop    Orig.    Int.
 Number               Name            Address                     City        ST      Code     Occ.    Type    LTV      Rate
0023993678    PARNELL          43679 MINK MEADOWS ST        SOUTH RIDIN       VA      20152    P       PD        80      8.25
0028471779    PEELISH          2707 CRANBOURNE COUR         DAVIDSONVIL       MD      21035    P       PD      49.7     8.375
0028651693    KRANEN           317 WOODCLIFF ROAD           PASADENA          CA      91105    P       SF        80      8.25
0028689602    BENNETT          3886 DARTMOUTH WAY           LIVERMORE         CA      94550    P       SF        80     8.125
0028702876    TRAUT            1925 BIRCHWOOD COURT         TRACY             CA      95376    P       SF      79.7         8
0028738987    CALL             6726 WEST LONG DRIVE         LITTLETON         CO      80123    P       PD        90      7.75
0028800589    HARMON           1073 SOMERSBY WAY            BRENTWOOD         CA      94513    P       SF        95       8.5
0028801884    KASSAN           6179 TREYWOOD LANE           MANASSAS          VA      20112    P       PD        80     8.625
0028856847    GARRISON         2607 ROGERS FORK             SAN ANTONIO       TX      78258    P       PD        95     8.875
0028864551    OLSON            1540 AND 1542 COOK S         DENVER            CO      80206    P       SF        80      8.25
0028864908    TORREZ           5007 TINNIN ROAD NW          ALBUQERQUE        MN      87107    P       PD      65.5       8.5
0028865004    STALLINGS        625 CALLE DEL FLOR           TULAROSO          MN      88352    P       TH      75.1     8.875
0028865251    BARKER           17920 LAKE CYPRESS HI        CYPRESS           TX      77429    P       PD        80      7.75
0028865376    SOLVIN           450 CARK COVE                BUDA              TX      78610    P       SF        80      8.75
0028865459    SCHILD           8 JAMES SPRING CO            ROCKVILLE         MD      20850    P       PD        61      8.25
0028865525    JOHNSON          8753 WEST GILMORE AV         LAS VEGAS         NV      89129    P       PD      94.8       8.5
0028865608    RIGBY JR.        9530 FAYETTE DRIVE           BRENTWOOD         TN      37027    P       PD      79.5      7.75
0028865665    CHAMBERS         5300 BEECHWOOD POINT         MIDLOTHIAN        VA      23112    P       PD      69.9      8.25
0028865673    KRUSE            6423 MONARCH PARK CO         NIWOT             CO      80544    P       PD      68.5     8.625
0028865723    WHEELER II       9911 STONEGLEN TRAIL         LITTLETON         CO      80124    P       PD      76.5       8.5
0028865749    HAYTER           1511 SALVIA COURT            GOLDEN            CO      80401    P       SF        80       8.5
0028865806    GLENN            6507 SHAMEL DRIVE            INDIANAPOLI       IN      46278    P       PD        90     7.875
0028865822    MCGUIRE          111 CLUB COTTAGE DR          EDWARDS           CO      81623    P       PD        80     7.875
0028865863    WAGNER           5 SAMSON CIRCLE              DEDHAM            MA       2026    P       SF        80      8.75
0028865905    SAUFKA           5754 FIG WAY                 ARVADA            CO      80002    P       PD      76.4         8
0028865962    BAWSEL           4560 RUTHERFORD DRIV         MARIETTA          GA      80062    P       PD        80     8.375
0028865970    BULLENS          70 DEERWOOD DRIVE            LITTLETON         CO      80127    P       PD        80     8.125
0028866051    PIERCE           1967 S VAN GORDON ST         LAKEWOOD          CO      80228    P       SF        75     8.875
0028866093    FELDMAN          1959 LAKE LUCERNE WA         LILBURN           GA      30047    P       SF        80     8.625
0028866135    KONCAR           9424 SOUTH MARKSBURY         SANDY             UT      84093    P       SF        80      8.25
0028866259    SCOTT            3929 SOUTH RIFLE COU         AURORA            CO      80013    P       PA        80       8.5
0028866390    POND             7706 LESLIE DRIVE            LOVELACE          CO      80537    P       SF        80     8.625
0028866507    SIMCOX           478 COUNTY ROAD 500          FRASER            CO      80442    S       SF      61.1      8.75
0028866598    ROSADO           10901 ELENA DRIVE NE         ALBUQUERQUE       NM      87122    P       SF        80     8.125
0028866663    WHITE            3510 EAST EASTCLIFF          SALT LAKE C       UT      84124    P       SF      74.8      8.25
0028866697    DICKERSON        34 SOUTH 1300 EAST           BOUNTIFUL         UT      84010    P       SF        72       8.5
0028866762    MATHESON         249 TRUMPETER LANE           SWAN VALLEY       ID      83449    S       SF      73.7      8.25
0028866820    BERG             265 PINE DRIVE               FRISCO            CO      80443    S       SF      74.9       8.5
0028866908    BOWERS           8 MARCH LANDING C            HENDERSON         NV      89052    P       PD        80       8.5
0028868008    BENNETT JR.      10605 OLD WAYSIDE ROA        CHARLOTTE         NC      28277    P       SF      78.2     8.375
0028868156    GUION            4191 WAKEFIELD COURT         VIRGINIA BE       VA      23455    P       SF      61.4         8
0028868222    BOZARTH          2007 KIDWELL                 DALLAS            TX      75214    P       PD      51.7      8.75
0028868487    STRAHAN          203 ULTRA DRIVE              HENDERSON         NV      89014    P       PD        95      8.25
0028868529    CASPAR           42 COLON CROSSING            EDGEWATER         MD      21037    P       PD      65.5       7.5
0028868573    FREEDMAN         43 WESTVIEW AVENUE           SHREWSBURY        MA      01545    P       SF        80      8.75
0028868594    DAVIS            8721 WEST CANNES DRI         LITTLETON         CO      80127    O       PD        90      7.75
0028868651    FITZGERALD       5 MOORE LANE                 EXETER            NH      03833    O       SF      87.8       8.5
0028868701    BALLIN           11 STONE HEDGE WAY           MILFORD           NJ      07480    P       SF        80     7.875
0028868750    ZBEL             56 ALLEGHANY STREE           ROXBURY           MA      02120    P       SF        80      8.75
0028868792    WISSE            1214 PROVIDENCE ROAD         CHARLOTTE         NC      28207    P       SF        80     8.625
0028868800    SULLIVAN         3060 108TH DRIVE             NORTHGLEN         CO      80233    P       PD      69.3       8.5
0028868867    BIAS             405 SUGAR FOOT STRE          CASTLE ROCK       CO      80104    S       PD        80         8
0028868933    BOYDEN           3131 EAST MORINGSID          SALT LAKE         UT      84124    P       SF        90     8.125
0028868990    LANDT            9715 SOUTH MERIMBULA         HIGHLANDS R       CO      80125    P       SF        75      8.75
0028869089    GREN-WINER       20 WEST SHORE DRIV           MARBLEHEAD        MA      01945    P       SF        80     8.625
0028869121    KHAN             3 CORBETT DRIVE              BURLINGTON        MA      01803    P       SF        80     8.625
0028869360    KLEEB            320 WEST JAMISON CI          LITTLETON         CO      80120    P       PA        80     8.625
0028869428    LANGION          9563 FAIRVIEW LACE           LITTLETON         CO      80124    P       PD        80     8.375
0028869451    JAJAN            215 217 ORCHARD STR          WATERTOWN         MA      02472    P       2F        80       8.5
0028869485    SWAMI            1725 PATRIOTS WAY            KENNESAW          GA      30152    P       PD        80     8.375
0028869501    CULBERTSON       3034 NOTTINGHAM AVEN         CHICAGO           IL      60634    P       SF        80     8.375
0028869519    BELLO            9813 CANTEBURY ROSE          VEGAS             NV      89134    P       PD      77.3         8
0028869543    UMBERGER         3845 GREY ABBEY DR           ALPHARETTA        GA      30022    P       PD        80     7.875
0028869584    BENVENUTO        124 HICKORY HILL RD          NORTH ANDOV       MA      01845    P       SF        80     8.125
0028869659    MCKNIGHT         44827 MCKENZIE HIGHWA        LEABURG           OR      97489    P       SF        75     8.375
0028869808    FAWNS            1485 GLADE GULCH RD          CASTLE ROCK       CO      80104    P       SF      63.4      7.25
0028869865    NALE III         6219 CREEKSTON PATH          CUMMING           GA      30041    P       SF        80         8
0028869907    CARLTON          7610 MIDDAY LANE             ALEXANDRIA        VA      22306    P       SF        95     7.875
0028869980    REED             2806 SONTERRA DRIVE          CEDAR HILL        TX      75104    P       PD      74.3     8.375
0028870095    WALKER           368 NORTHVIEW AVENU          BEXLEY            OH      43209    P       SF        90     8.125
0028870186    ASHER            2083 LARKSPUR LANE           GRAND BLANC       MI      48439    P       SF        75      8.25
0028870624    RAJANI           5555 SHADOWCREST WAY         SAN JOSE          CA      95123    P       SF        80      8.25
0028886182    KENYON           5151 WEST WAGONTRAIL         LITTLETON         CO      80123    P       SF        80      8.25
6020623945    FUCHS            3044 BECKLEY DR              SAN JOSE          CA      95135    P                 80     8.625
6025874170    ALI              44679 PARKMEADOW DR          FREMONT           CA      94539    P               30.7     8.625
6045196414    KALANTARI        729N RODEO DR                BEVERLY HIL       CA      90210    P                 50     8.375
6048247800    NIELLO JR.       1629 DEL DAYO DR             CARMICHAEL        CA      95608    P                 80       8.5
6073782226    MAHONEY          1624 LOUISE ST               LAGUNA BEAC       CA      92651    P                 80     8.375
6075431442    FELIX            17266 JAMES LEX LANE         MORGAN HILL       CA      95037    P               67.4         8
6079213028    CARRUTHERS       349 LOMBARD ST               SAN FRANCIS       CA      94133    P       PA        75     8.625
6111095706    MOORE            12766 OAK FARMS DRIVE        OAKHILL           VA      20171    P       PD        84       8.5
6111871551    HARRIS           6182 CONTRA COSTA RD         OAKLAND           CA      94618    P                 80     7.625
6114734806    URBACH           24140 SAINT MORITZ DR        SANTA CLARI       CA      91355    P       PD      60.8     8.375
6121056698    CHUNG            9901 EILDONWAY PL            RICHMOND          VA      23233    P                 80         8
6152806003    BILLAWALA        1345 ZURICH TERR             SUNNYVALE         CA      94087    S       PA        80     8.625
6154176637    NAKAGAWA         2747 34TH AVE                SAN FRANCIS       CA      94116    P               61.6     8.375
6154495011    MARGULIES        617 ARCADIA TERR             SUNNYVALE         CA      94086    P       PA        80       8.5
6155082271    TAN              365 PEACH DR                 SAN LORENZO       CA      94580    P       PD        80     8.125
6165142602    RAO              4467 SHEARWATER CT           PLEASANTON        CA      94566    P                 80     8.625
6165970812    NELSON           135 LOUISE LANE              SAN MATEO         CA      94403    P               69.9     8.375
6187447153    YOON             3104 PASEO ROBLESS           PLEASANTON        CA      94566    P                 80       8.5
6190677259    WRIGHT           22691 MANALASTA DR           LAKE FOREST       CA      92630    P       PD        80     7.875
6206280635    YAN              3067 BRUCE DR                FREMONT           CA      94539    P               69.2     8.625
6218743950    IYER             2673 SAN CARLOS DR           WALNUT CREE       CA      94598    P                 80       8.5
6221692608    MORGAN           24301 ENCORVADO LANE         MISSION VIE       CA      92691    P       PD        90     8.125
6230734680    KERR             101 MINFFORD RD              BALA CYNWYD       PA      19004    P       PD        80     7.375
6234528823    CONRAD           15 ROBERTS ROAD              LOS GATOS         CA      95032    P       PD      62.5       8.5
6236233232    WANG             1148 ZURICH CT               SAN JOSE          CA      95132    P                 80     8.375
6237986465    MA               1336 PIETRO DR               SAN JOSE          CA      95131    P       PD      89.8     8.625
6243794887    SANKARY          884 CHELTENHAM RD            SANTA BARBA       CA      93105    S               89.9      8.75
6247894972    TRIBLE           17 ANSON ST                  CHARLESTON        SC      29401    S       PD      72.7     7.875
6249901312    MERENBACH        3427 SELENE CT               SANTA ROSA        CA      95405    P                 80         8
6269434160    TUZZO            1045 BONITA AVE              MOUNTAIN VI       CA      94040    P       PA        80      8.25
6270636239    HUSTED, JR.      34701 WOODHUE TERRACE        FREMONT           CA      94555    P                 90         8
6273839685    HUSSEY           2335 SUNFLOWER CIRCL         GILROY            CA      95020    P                 80     8.375
6279604455    BRENT            1106 MILLER AVE              BERKELEY          CA      94708    P               35.4     8.625
6281045903    GALLY            1224W VALERIO ST             SANTA BARBA       CA      93101    I                 80     8.875
6288748046    FIMMEN           9378 OLYMPIA DR              EDENPRAIRI        MN      55347    P               73.7       8.5
6293910722    WAIT             401 8TH AVE                  SANTA CRUZ        CA      95062    P                 80      8.25
6295542606    PARK             1068 NOVEMBER DR             CUPERTINO         CA      95014    P               74.8      8.25
6297416361    NELSON           6204 NEWBURN RD              BETHESDA          MD      20816    P                 80      8.75
6299421773    FISHER           1080W WILLOW ST              PALATINE          IL      60067    P                 80     8.625
6306447340    NADERI           3496 GOLDEN STATE DR         SANTA CLARA       CA      95051    P                 75         8
6310584666    FAWCETT, JR      5838 YOKOHAMA CT             SAN DIEGO         CA      92120    P               71.4     7.875
6311379389    VILLANUEVA       2 MORTON OR                  DALY CITY         CA      94015    P               74.4      8.25
6317233010    HALES            6414 ESTATE DR               OAKLAND           CA      94611    P                 80     8.125
6323503273    WRIGHT           259 CORTE MADERA AV          MILL VALLEY       CA      94941    P                 80      7.75
6328738569    SANADI           219 BRANNAN ST               SAN FRANCIS       CA      94107    P       PA        80       8.5
6329973934    NEEDHAM          1079 ROY AVE                 SAN JOSE          CA      95125    P       PA      77.5     8.625
6341921002    TIBERI           11 LEWIS RD                  TRUMBULL          CT      06611    P                 80     8.125
6345096827    COUGHLAN         1696N EAST BUTTE RD          JACKSON           WY      83001    S       PA      64.8      8.25
6365009346    ANAL             601 THIRTY SIXTH AV          SANTA CRUZ        CA      95062    S                 80         8
6369810046    IVANOV           10894 INSPIRATION CIR        DUBLIN            CA      94568    P       PD        80     8.625
6376432347    MAXIE, SR        6455 SNAKE RD                OAKLAND           CA      94611    P                 80     7.625
6378468893    D'ANNA           174 YASOU DEMAS CT           SAN JOSE          CA      95119    P                 80     8.125
6385866592    CONUING          15 FLETCHER HILL L           GROTON            MA      01450    P                 90      8.75
6395830497    CHOW             4838 BELA DR                 SAN JOSE          CA      95129    P               52.3       8.5
6396136456    POTTER           111 SKYLINE CIRCLE           SANTA BARBA       CA      93109    P               48.5       8.5
6398325826    PUTHOFF          1223 BOYCOTT WAY             SAN JOSE          CA      95125    P               49.9     8.375
6401902793    PETCAVICH        4867 BIONA DR                SAN DIEGO         CA      92116    P                 90     8.625
6410965864    LEVICKI-MIKO     20 THREE RIVERS              IRVINE            CA      92602    P       PA        95         8
6417439939    LUNA             1552 ROSECREST TERRA         SAN JOSE          CA      95126    P                 80     8.375
6420998202    ASTI             5223S CRESCENT DR            TAMPA             FL      33611    P               86.2     8.375
6422771631    HAMPTON          1636 APPLEFIELD ST           THOUSAND OA       CA      91320    P       PD        80     8.125
6443892739    LILLIEBJERG      4441E STANFORD AVE           GILBERT           AZ      85236    P       PD        90     8.125
6450532244    GINGRICH         2358 CABALLO RANCHER         DIABLO UNIN       CA      94528    P               79.8     8.125
6452219329    ZECCA            2082 MURDELL LANE            LIVERMORE         CA      94550    P       PD        80     8.625
6455502879    CHUAWWAT         22 THREE RIVERS              IRVINE            CA      92602    P       PA        90     7.875
6457235015    WERTH            3601 WIMBLEDON ROAD          NASHVILLE         TN      37215    P                 80         8
6460140533    MILLS            33 PARODI CT                 ALAMEDA           CA      94501    S       PD        80     8.625
6460974675    HERNANDEZ        26690 BAHAMA AVE             HAYWARD           CA      94545    P                 95     8.375
6462063733    LAW              115 HARDING AVE              LOS GATOS         CA      95030    P               52.7       8.5
6474330179    ROWLES           2913 TAMBAY AVE              TAMPA             FL      33611    P                 80     8.125
6477720855    SCHULTZ          5053 SAN LORENZO DR          SANTA BARBA       CA      93111    P                 80     8.625
6477774852    LITTLE           5262 COLONIAL PARK C         FREMONT           CA      94538    P               73.8     7.875
6478307389    CORISH           623 SANTA BARBARA            MILLBRAE          CA      94030    P                 80         8
6487455583    BLEDSOE          2150 B LONGSPUR ROAD         AVON              CO      81620    P                 80         8
6493965266    BELL             13344 PANTERA RD             SAN DIEGO         CA      92130    P       PD        75     8.125
6496086395    BAMBER           30 SAVONA CT                 DANVILLE          CA      94526    P       PD        80     7.875
6505016391    REVILL           300 BALTIC CIRCLE            REDWOOD CIT       CA      94065    P                 80     8.625
6514794020    YAMAGUCHI        6 DEL ANDANTE                IRVINE            CA      92614    P                 80     7.375
6521595170    MADNAWAT         1756 PINEWOOD CT             MILPITAS          CA      95035    P       PA        80     8.375
6526038234    FAIRCLOUGH       92 NORTHERN BLVD             NEWBURY           MA      01951    S                 75     8.375
6543891714    HAN              641 CASSIA ST                REDWOOD CIT       CA      94063    P                 75       8.5
6547319340    STATNER          42 SHANDELIN CT              ALAMO             CA      94507    P               54.1      8.25
6549718432    BARNES           5529 KALEAVE                 OAKLAND           CA      94618    P                 80      8.25
6555286258    DOORLAY          1714 ENCANTO CT              WALNUT CREE       CA      94596    P                 80      8.25
6563822490    ROHLEN           5558 PAULINES WOODS          CHENEQUA          WI      53058    S               66.7       8.5
6564596150    TOM              628 PEBBLE BEACH DR          VALLEJO           CA      94591    P               68.5      8.25
6581217962    TSAI             778 MAYVIEW AVE              PALO ALTO         CA      94303    P                 80     8.375
6599462493    PINEDA           4165 GEORGIS PL              PLEASANTON        CA      94588    P       PA        80     8.625
6606590161    D'ANDRADE        2315 HARRIMAN LANE           REDONDO BEA       CA      90278    P       PO        80         8
6606877980    PATEL            22240W LYNDON LOOP           CASTRO VALL       CA      94552    P       PA        80       8.5
6608297559    RENZI            2962 DEER MEADOW DR          DANVILLE          CA      94506    P       PD      76.9      8.25
6617039869    CUELI            3071NE 45TH ST               FORT LAUDER       FL      33308    P                 80      8.25
6622805825    CASEY            927 QUIETLACE CT             WALNUT CREE       CA      94598    P               89.9     8.375
6625865123    NESTER           795 BENT CREEK DR            LITITZ            PA      17543    P       PO        90      8.25
6626897026    PERKINS          726 SUMMIT CREEK LA          PLEASANTON        CA      94566    P                 75       8.5
6635278119    JOHNSON          11635 NORDIC LANE            TRUCKEE           CA      96161    S       PO        70      8.25
6646128295    LEE              21903 WOODBURY DR            CUPERTINO         CA      95014    P               49.1      8.25
6649369474    CADAVID          2087 GOLDPINE WAY            ANTIOCH           CA      94509    P       PD        80         8
6649384747    MAGANA           2551 BRENFORD DR             SAN JOSE          CA      95122    P                 80      8.75
6649856967    GORMAN           903 BAINS ST                 CASTALO A         CA      94303    P       PD        80     8.125
6655418470    KREPICK          1493 CARRINGTON CIRC         SAN JOSE          CA      95125    P       PA        80     8.125
6657217623    STEWART          821 WILDROSE LANE            LAKE ARROWH       CA      92352    S                 80         8
6666958860    WHEELER          9772 BROADMOOR DR            SAN RAMON         CA      94583    P                 80     8.125
6669549567    HILL             16620 STERLING POINTE        CLARKSON VA       MO      63005    P                 80         8
6673648363    TRAGER           22330 HOMESTEAD ROAD         CUPERTINO         CA      95014    P       PA        80       8.5
6679530748    KHAN             18 VISTA DEL VALLE           ALISO VIEJO       CA      92656    P       PD        80         8
6684868828    GIACOBBE         2961 HIDDEN HOLLOW L         DAVIE             FL      33328    P       PD        95      8.75
6694987519    BAUTISTA         1182 MOONBEAM WAY            MILPITAS          CA      95035    P                 80      8.25
6696173498    MCCOWN           1309 TRAVER CT               CHULA VISTA       CA      91913    P               79.4     8.375
6698219927    DIXON            70 SOMERSET ROAD             PIEDMONT          CA      94611    P               76.5     7.875
6702692036    WILLIAMS         1245 MICHIGAN AVE            SAN JOSE          CA      95002    S                 80     8.625
6703288636    REESE            1250N DEARBORN               CHICAGO           IL      60610    P       PA        75     8.625
6712531984    VUPPALA          526 DEERPOINT TERRA          FREMONT           CA      94536    P       PD        80     8.625
6715428303    DAMLE            4035 PEARL AVE               SAN JOSE          CA      95136    P                 80      8.25
6725800228    MACIEL           1784 BERNA ST                SANTA CLARA       CA      95050    P                 80     8.125
6728277747    PAI              2043 COLUSA WAY              SAN JOSE          CA      95130    P                 80       8.5
6729809316    AMERICA          876E TAYLOR ST               SAN JOSE          CA      95112    P                 80       8.5
6735885904    FARIER           604 LOMAPRIETA DR            APTOS             CA      95003    P                 80         8
6736276285    WILSON, II       27 INDIGO TRAIL              MADISON           CT      06443    P               74.2     9.125
6738395539    LINTON           3350 CORTE TIBURON           CARLSBAD          CA      92009    P       PD        80         8
6748650048    CHAPPIE          1350 STAPLES RIDGE R         ANGWIN            CA      94508    P               54.1         8
6752548567    KERTH            1207 GALVEZ DR               PACIFICA          CA      94044    P                 80     7.875
6766100157    HIRSCHBERG       904 BEACH PARK BLVD          FOSTER CITY       CA      94404    P       PA      72.1     8.625
6787600441    TAVENNER         325 CAMILLE CT               MOUNTAIN VI       CA      94040    P                 80     8.375
6792884204    GRANATA          10 ALDERBRDOK DR             TOPSFIELD         MA      01983    P                 80     7.625
6801000628    NASTRI           11 BARTKUS FARM RO           CONCORD           MA      01742    P       PA        80     8.375
6804897483    PRIOR            2904 BUSH ST                 SAN FRANCIS       CA      94115    P               78.3      7.75
6814254717    TURRI            2369 SADDLEBACK DR           SANVILLE AR       CA      94506    P       PD        75      8.25
6819224038    RIBEIRO          5090 TATRA DR                SAN JOSE          CA      95136    P                 80      8.75
6829867537    GONZALEZ         14175 ETON AVE               SAN JOSE          CA      95127    P               73.3     8.625
6836696028    RUMBERG          4210 PEREZ CT                DUBLIN            CA      94568    P       PD        80      8.25
6837004255    MIELICZEK        16851 ALMADEN RD             SAN JOSE          CA      95120    P                 80     8.375
6841174573    SAMBA            10415 EDGEBROOK WAY          LOS ANGELES       CA      91326    P       PD        80     8.125
6851237765    CHAO             3326 KLOETZEL LANE           SAN JOSE          CA      95148    P               78.9     8.375
6853827126    MORANDA-HARRO    19307 ACCLAIM DR             SALINAS           CA      93908    P       PD        80     8.125
6863483506    MULDER           7 FOX RIVER CROSS            MAHWAH            NJ      07430    P                 95       8.5
6871108483    LOPEZ            7501SW 67 ST                 MIAMI             FL      33143    P               58.3      8.75
6872464414    CROMER           265E OAKWOOD BLVD            REDWOOD CIT       CA      94061    P               73.9     8.125
6874164459    MOORE. JR.       265 FIELDSBORN CT            ATLANTA           GA      30328    P                 80     7.125
6874801365    KAHN             3824 VISTA AZUL              SAN CLEMENT       CA      92672    P       PD      28.1     8.375
6875838853    BOSCDE           2 OLD LANTERN DR             WILTON            CT      06897    P                 80     7.125
6889366875    KHANGAONKAR      5 BINNACLE LANE              FOSTER CITY       CA      94404    P       PA        80     8.625
6891118074    YARNE            3010 21 ST AVE               SAN FRANCIS       CA      94132    P               32.2         8
6901528650    VILLALPANDO      46 HARRINGTON ST             SAN FRANCIS       CA      94112    P                 80     8.375
6908511931    MIRMIRAN         2890 JOSIE LANE              SHINGLE SPR       CA      95682    P       PD        80     8.375
6909513910    MORIKAWA         16543 SAN RUFO CT            SAN DIEGO         CA      92127    P                 80      8.25
6914046666    AL-REFAI         321 LOYOLA DR                APTOS             CA      95003    P               71.9         8
6920994263    KROPF            180 OLD SAG HARBOR           SOUTHAMPTON       NY      11968    P                 80      8.75
6926999217    SUEN             646 CLAYTON AVE              EL CERRITO        CA      94530    P                 80     8.125
6933045772    CHANDER          12401 TED AVE                SARATOGA          CA      95070    P                 80       8.5
6951072161    HOUSE, JR,       14509 MEDWICK RD             UPPER MARLB       MD      20774    P                 80         8
6952626031    GILLESPIE        379 ECHO RIDGE LANE          SOOUEL            CA      95073    P               72.7       8.5
6958399153    SHAHANGIAN       6168 JARED COURT             L. A. (WOODLA     CA      91367    P               89.9      8.25
6959021541    BECK             4135S SANDY CREEK LAN        JACKSON           WY      83001    S       PD        80      8.25
6961673404    LUBKAY           230 ALTA MESA DR             VISTA             CA      92084    P                 90     8.625
6963915720    PETERS           335 SPRING BEAUTY C          WINDSOR           CA      95492    P       PD      57.4       8.5
6965972364    MORGAN           100E MIDDLEFIELD RD          MOUNTAIN VI       CA      94043    P                 90      8.25
6967342079    DORTA            15041N SAXON CIRCLE          FORT LAUDER       FL      33331    P       PD      88.2         8
6968077971    JORGENSEN        992 MOANA DR                 SAN DIEGO         CA      92106    P                 75         8
6970417710    REESE            765 PINEHURST CT             LOUISVILLE        CO      80027    P       PD      64.3      7.75
6971388647    ALAM             431 MONTWOOD CIRC            REDWOOD CIT       CA      94061    P                 80         8
6971722852    OUINET           2320 CLUB DR                 GILROY            CA      95020    P               63.2         8
6977070470    DONOVAN          2917 RANCHO RIO CHIC         CARLSBAD          CA      92009    P       PD        80         8
6977644233    MITCHLER         619 CONSTITUTION AV          WASHINGTON        DC      20002    P                 63     7.375
6981603274    HONG             21731 LOMITA AVE             CUPERTINO         CA      98989    P                 80     7.875
6986057997    MUCCI            128 PATRICK WAY              HALF MOON B       CA      94019    P       PA      77.6     8.375
6995670426    SENGUPTA         2422 ABACA WAY               FREMONT           CA      94539    P       PA        80     8.875
6999006296    MCSWEENEY        1715 SAINT HELENA DR         DANVILLE          CA      94526    P                 61      7.25
6999970178    MENDOZA          1917 ADELAIDE WAY            SAN JOSE          CA      95124    P                 90         8



[Table Cont'd]


   Loan       First Pay     Maturity    Monthly P                                                            PMI   Rem
 Number          Date         Date        and I       Orig Bal      Scheduled UPB    Purpose     Appraisal   Code  Term   FICO
0023993678     20000901     20300801    2,519.00       335,300    $   335,086.19     PURCH       425,000           359    643
0028471779     20000901     20300801    2,280.22       300,000    $   299,813.53     PURCH       608,000           359    750
0028651693     20000801     20300701    2,283.85       304,000    $   303,610.97     PURCH       398,000           358    797
0028689602     20000801     20300701    1,921.58       258,800    $   258,460.27     PURCH       323,500           358    720
0028702876     20000901     20300801    1,998.51       271,000    $   270,818.16     PURCH       344,500           359
0028738987     20000901     20300801    2,286.79       319,200    $   283,474.71     PURCH       360,000      01   359    737
0028800589     20000701     20300601    2,290.60       297,900    $   297,354.74     PURCH       318,000      12   357    722
0028801884     20001001     20300901    2,714.49       349,000    $   349,000.00     PURCH       436,500           360    758
0028856847     20000801     20300701    2,179.02       273,868    $   273,559.79     PURCH       295,000      13   358    705
0028864551     20000801     20300701    2,404.05       320,000    $   319,590.48     PURCH       435,000           358    770
0028864908     20000801     20300701    2,768.09       360,000    $   359,562.24     REFI        550,000           358    773
0028865004     20000801     20300701    1,105.95       139,000    $   138,843.56     REFINO      185,000           358    781
0028865251     20000701     20300601    2,063.27       288,000    $   287,386.25     PURCH       360,000           357    732
0028865376     20000801     20300701    2,076.10       263.900    $   263,595.21     REFINO      330,000           358    769
0028865459     20000701     20300601    1,878.17       250,000    $   249,518.44     PURCH       410,000           357    690
0028865525     20000801     20300701    2,299.05       299,000    $   298,636.43     PURCH       337,000      06   358    725
0028865608     20000701     20300601    1,952.22       272,500    $   271,919.26     PURCH       343,000           357    722
0028865665     20000701     20300601    2,347.71       312,500    $   311,898.07     REFI        447,000           357    772
0028865673     20000701     20300601    4,658.96       599,000    $   597,931.38     PURCH       875,000           357    744
0028865723     20000801     20300701    4,997.94       650,000    $   649,209.67     PURCH       850,000           358    708
0028865749     20000701     20300601    1,291.77       168,000    $   167,692.49     REFINO      210,000           357    766
0028865806     20000701     20300601    2,675.51       369,000    $   368,233.15     PURCH       415,000      06   357    701
0028865822     20000401     20300301    4,582.44       632,000    $   629,347.17     PURCH       825,000           354    733
0028865863     20000801     20300701    2,303.46       292,800    $   292,461.85     PURCH       380,000           358    774
0028865905     20000701     20300601    3,081.81       420,000    $   419,148.89     PURCH       550,000           357    768
0028865962     20000701     20300601    2,675.45       352,000    $   351,339.03     PURCH       440,000           357    682
0028865970     20000801     20300701    3,884.75       523,200    $   522,513.18     PURCH       655,000           358    740
0028866051     20000701     20300601    1,313.00       142,400    $   142,158.73     PURCH       190,000           357    705
0028866093     20000801     20300701      855.57       110,000    $   109,869.65     PURCH       150,000           358    743
0028866135     20000701     20300601    2,764.66       368,000    $   367,291.14     PURCH       470,000           357    757
0028866259     20000701     20300601      885.79       115,200    $   114,989.15     PURCH       145,000           357    699
0028866390     20000801     20300701    1,991.14       256,000    $   255,696.61     REFI        320,000           358    663
0028866507     20000701     20300601    3,194.00       406,000    $   405,294.10     REFI        665,000           357    756
0028866598     20000701     20300601    2,904.65       391,200    $   390,427.09     PURCH       505,000           357    669
0028866663     20000701     20300601    2,163.65       288,000    $   287,445.26     REFI        385,000           357    644
0028866697     20000801     20300701    1,162.60       151,200    $   150,989.14     REFI        210,000           358    697
0028866762     20000701     20300601    4,507.60       600,000    $   598,844.29     REFINO      814,000           357    784
0028866820     20000801     20300701    2,299.05       299,000    $   298,636.43     PURCH       402,000           358    694
0028866908     20000801     20300701    4,659.62       606,000    $   605,263.16     PURCH       758,000           358    682
0028868008     20000801     20300701    2,645.05       348,000    $   347,565.87     REFINO      445,000           358    660
0028868156     20000801     20300701    3,874.28       528,000    $   527,289.08     REFI        860,000           358    760
0028868222     20000801     20300701    1,101.38       140,000    $   139,838.38     PURCH       272,000           358    741
0028868487     20000701     20300601    2,533.65       337,250    $   336,600.39     PURCH       355,000      06   357    766
0028868529     20000501     20300401    2,447.25       350,000    $   347,156.50     REFINO      534,000           355    755
0028868573     20000801     20300701    1,951.02       248,000    $   247,713.58     PURCH       310,000           358    250
0028868594     20000701     20300601    2,178.25       304,050    $   303,402.03     PURCH       338,000      06   357    729
0028868651     20000501     20300401    2,498.97       325,000    $   285,563.78     REFINO      370,000      11   355    682
0028868701     20000801     20300701    2,784.27       384,000    $   383,469.73     PURCH       480,000           358    771
0028868750     20000801     20300701    2,007.66       255,200    $   254,905.27     PURCH       319,000           358    680
0028868792     20000801     20300701    2,706.71       348,000    $   347,587.60     REFI        435,000           358    628
0028868800     20000801     20300701    1,268.71       165,000    $   164,799.37     PURCH       247,500           358    652
0028868867     20000701     20300601    2,552.72       347,894    $   347,189.01     PURCH       435,000           357    754
0028868933     20000701     20300601    1,854.39       249,750    $   249,256.56     PURCH       290,000      01   357    686
0028868990     20000801     20300701    1,474.47       187,425    $   185,008.49     PURCH       252,000           358    792
0028869089     20000801     20300701    1,364.48       304,000    $   303,639.73     PURCH       390,000           358    689
0028869121     20000801     20300701    3,297.83       424,000    $   423,497.54     PURCH       530,000           358    738
0028869360     20000701     20300601    1,151.13       148,000    $   147,735.97     REFI        185,000           357    735
0028869428     20000801     20300701    3,101.09       408,000    $   407,491.03     PURCH       510,000           358    712
0028869451     20000701     20300601    2,306.74       300,000    $   299,450.88     PURCH       381,000           357    713
0028869485     20000801     20300701    2,493.04       328,000    $   327,590.83     PURCH       420,000           358    788
0028869501     20000701     20300601    1,216.12       160,000    $   159,699.55     PURCH       200,000           357    718
0028869519     20000601     20300501    1,941.91       264,650    $   263,932.56     PURCH       343,000           356    689
0028869543     20000701     20300601    2,619.68       361,300    $   360,549.15     PURCH       452,000           357    725
0028869584     20000701     20300601    2,048.70       275,920    $   275,374.86     PURCH       346,000           357    790
0028869659     20000701     20300601    1,710.16       225,000    $   224,577.49     REFI        300,000           357    666
0028869808     20000701     20300601    2,721.88       399,000    $   398,060.55     PURCH       640,000           357    647
0028869865     20000701     20300601    2,080.59       283,550    $   282,975.41     PURCH       354,500           357    740
0028869907     20000701     20300601    2,134.64       294,405    $   293,793.14     PURCH       309,900      06   357    654
0028869980     20000801     20300701    2,456.43       323,184    $   322,780.83     REFINO      435,000           358    672
0028870095     20000501     20300401    2,705.66       364,400    $   363,191.91     PURCH       426,000      35   355    673
0028870186     20000601     20300501    1,464.22       194,900    $   194,397.72     REFINO      260,000           356    668
0028870624     20001001     20300901    2,674.51       356,000    $   356,000.00     PURCH       445,000           360    755
0028886182     20000901     20300801    2,874.05       382,560    $   382,316.05     PURCH       500,000           359    685
6020623945     20001001     20300901    3,235.61       416,000    $   416,000.00     PURCH       520,000           360
6025874170     20000901     20300801    2,722.27       350,000    $   349,793.36     REFINO    1,140,000           359    732
6045196414     20001001     20300901    7,600.73     1,000,000    $ 1,000,000.00     REFI      2,000,000           360    640
6048247800     20001001     20300901    6,920.23       900,000    $   900,000.00     PURCH     1,150,000           360    687
6073782226     20001001     20300901    4,408.42       580,000    $   580,000.00     PURCH       750,000           360    669
6075431442     20001001     20300901    2,201.30       300,000    $   300,000.00     PURCH       445,000           360    745
6079213028     20001001     20300901    7,525.12       967,500    $   967,500.00     PURCH     1,290,000           360
6111095706     20001001     20300901    3,844.57       500,000    $   500,000.00     PURCH       595,000      13   360    612
6111871551     20001001     20300901    5,747.29       812,000    $   812,000.00     PURCH     1,015,000           360    655
6114734806     20001001     20300901    1,921.47       252,800    $   252,800.00     PURCH       416,000           360    693
6121056698     20000901     20300801    3,111.17       424,000    $   423,715.50     PURCH       540,500           359    624
6152806003     20000901     20300801    2,706.71       348,000    $   347,794.54     PURCH       435,000           359    700
6154176637     20001001     20300901    2,660.26       350,000    $   350,000.00     PURCH       568,000           360    713
6154495011     20001001     20300901    2,306.75       300,000    $   300,000.00     PURCH       375,000           360    687
6155082271     20001001     20300901    2,197.80       296,000    $   296,000.00     PURCH       370,000           360    764
6165142602     20001001     20300901    3,266.72       420,000    $   420,000.00     PURCH       525,000           360    733
6165970812     20001001     20300901    3,610.35       475,000    $   475,000.00     REFI        680,000           360    645
6187447153     20000901     20300801    3,733.85       485,600    $   485,305.73     PURCH       607,000           359    741
6190677259     20000901     20300801    2,262.22       312,000    $   311,785.28     PURCH       390,000           359    682
6206280635     20001001     20300901    3,500.06       450,000    $   450,000.00     PURCH       675,000           360    777
6218743950     20001001     20300901    2,768.09       360,000    $   360,000.00     PURCH       450,000           360    700
6221692608     20001001     20300901    1,057.69       292,450    $   142,450.00     PURCH       325,000      12   360    776
6230734680     20001001     20300901    3,481.01       504,000    $   504,000.00     PURCH       630,000           360    738
6234528823     20001001     20300901    7,689.14     1,000,000    $ 1,000,000.00     PURCH     1,600,000           360    727
6236233232     20001001     20300901    2,918.68       384,000    $   384,000.00     PURCH       480,000           360    764
6237986465     20001001     20300901    3,702.28       476,000    $   476,000.00     PURCH       530,000      12   360
6243794887     20001001     20300901    2,342.74       297,793    $   297,793.00     PURCH       360,000      12   360    710
6247894972     20001001     20300901    2,320.23       320,000    $   320,000.00     PURCH       450,000           360    679
6249901312     20001001     20300901    4,314.54       588,000    $   588,000.00     PURCH       735,000           360    747
6269434160     20000901     20300801    4,357.35       580,000    $   579,630.15     PURCH       775,000           359    770
6270636239     20000901     20300801    2,212.31       301,500    $   301,297.69     PURCH       335,000      06   359    587
6273839685     20001001     20300901    5,396.52       710,000    $   710,000.00     PURCH       888,000           360    717
6279604455     20001001     20300901    2,333.37       300,000    $   300,000.00     PURCH       855,000           360    724
6281045903     20001001     20300901    2,737.02       344,000    $   344,000.00     PURCH       430,000           360    688
6288748046     20001001     20300901    2,152.96       280,000    $   280,000.00     PURCH       381,000           360    680
6293910722     20000901     20300801    2,434.11       324,000    $   323,793.39     PURCH       405,000           359    624
6295542606     20000901     20300801    3,681.21       490,000    $   489,687.54     PURCH       655,000           359    688
6297416361     20000901     20300801    2,674.79       340,000    $   339,804.38     PURCH       425,000           359    696
6299421773     20000901     20300801    3,484.50       448,000    $   447,735.50     PURCH       560,000           359    774
6306447340     20000901     20300801    2,311.36       315,000    $   314,788.64     REFI        420,000           359    659
6310584666     20000901     20300801    2,719.02       375,000    $   374,741.92     PURCH       531,000           359    703
6311379389     20001001     20300901    2.516.75       335,000    $   335,000.00     FIER        450,000           360    705
6317233010     20000901     20300801    4,068.89       548,000    $   547,641.53     PURCH       685,000           359    690
6323503273     20000901     10300801    4,527.73       632,000    $   631,553.94     PURCH       790,000           359    694
6328738569     20001001     20300901    3,095.27       402,550    $   402,550.00     PURCH       550,000           360    679
6329973934     20000901     20300801    2,411.15       310,000    $   309,816.98     REFINO      400,000           359    685
6341921002     20001001     20300901    1,989.90       258,000    $   268,000.00     PURCH       335,000           360    646
6345096827     20000901     20300801    2,554.31       340,000    $   339,783.19     PURCH       535,000           359    664
6365009346     20001001     20300901    2,670.91       354,000    $   364,000.00     PURCH       455,000           360    705
6369810046     20001001     20300901    5,269.53       677,500    $   677,500.00     PURCH       900,000           360    706
6376432347     20001001     20300901    5,096.12       720,000    $   720,000.00     PURCH       900,000           360    718
6378468893     20000901     20300801    2,067.12       278,400    $   278,217.88     PURCH       348,000           359    716
6385866592     20001001     20300901    3,398.55       432,000    $   432.000.00     PURCH       480,000      13   360
6395830497     20000901     20300801    2,460.53       320,000    $   319,806.14     PURCH       612,000           359    716
6396136456     20000901     20300801    2,306.75       300,000    $   299,818.25     PURCH       619,000           359    810
6398325826     20001001     20300901    3,222.71       424,000    $   424,000.00     REFINO      850,000           360    761
6401902793     20001001     20300901    2,012.54       258,750    $ 9,258,750.00     PURCH       300,000      06   360    766
6410965864     20001001     20300901    2,710.94       369,455    $   369,455.00     PURCH       389,000      06   360    623
6417439939     20000901     20300801    5,168 50       680,000    $   679,577.33     PURCH       850,000           359    630
6420998202     20001001     20300901    2,850.28       375,000    $   375,000.00     PURCH       440,000      06   360    710
6422771631     20001001     20300901    3,593 69       484,000    $   484,000.00     REFINO      605,000           360    648
6443892739     20001001     20300901    2,439.11       328,500    $   328,500.00     PURCH       370,000      06   360    774
6450532244     20001001     20300901    5,568.73       750,000    $   750,000.00     PURCH       940,000           360    743
6452219329     20001001     20300901    4,247.13       546,050    $   546,050.00     PURCH       683,000           360    731
6455502879     20001001     20300901    2,743.54       378,382    $   378.382.00     PURCH       421,000      06   360    668
6457235015     20001001     20300901    2,142.60       292,000    $   292,000.00     PURCH       389,000           360    693
6460140533     20001001     20300901    4,526.74       582,000    $   582,000.00     PURCH       730,000           360    687
6460974675     20001001     20300901    2,130.11       280,250    $   280,250.00     PURCH       295,000      06   360    735
6462063733     20001001     20300901    6,074.42       790,000    $   790,000.00     REFINO    1,500,000           360    716
6474330179     20001001     20300901    2,251.26       303,200    $   303,200.00     PURCH       385,000           360    625
6477720855     20001001     20300901    2,488.93       320,000    $   320,000.00     REFINO      400,000           360    725
6477774852     20001001     20300901    2,247.72       310,000    $   310,000.00     REFI        420,000           360    644
6478307389     20001001     20300901    3,375.32       460,000    $   460,000.00     PURCH       575,000           360    685
6487455583     20001001     20300901    2,330.44       317,600    $   317,600.00     PURCH       400,000           360    684
6493965266     20000901     20300801    3,502.74       471,750    $   471,441.40     PURCH       629,000           359    767
6496086395     20001001     20300901    5,075.49       700,000    $   700,000.00     PURCH       875,000           360
6505016391     20001001     20300901    2,551.16       328,000    $   328,000.00     PURCH       410,000           360    788
6514794020     20001001     20300901    1,823.39       264,000    $   264,000.00     PURCH       330,000           360    625
6521595170     20060901     20300801    2,006.60       264,000    $   263,835 90     PURCH       330,000           359    713
6526038234     20001001     20300901    4,155.70       546,750    $   546,750.00     PURCH       730,000           360    689
6543891714     20000901     20300801    2,076.07       270,000    $   269,836.43     PURCH       385,000           359    653
6547319340     20001001     20300901    7,512.67     1,000,000    $ 1,000,000.00     PURCH     1,900,000           360    769
6549718432     20001001     20300901    3,984.72       530,400    $   530,400.00     PURCH       663,000           360    595
6555286258     10001001     20300901    2,403.76       319,960    $   319,960.00     PURCH       450,000           360    781
6563822490     20001001     20300901    7,689.14     1,000,000    $ 1,000,000.00     REFINO    1,500,000           360    664
6564596150     20001001     20300901    2,291.37       305,000    $   305,000.00     REFI        445,000           360    623
6581217962     20001001     20300901    4,803.66       632,000    $   632,000.00     PURCH       790,000           360    696
6599462493     20000901     20300801    2,053.37       264,000    $   263,844.13     PURCH       330,000           359    776
6606590161     20000901     20300801    2,788.31       380,000    $   379,745.02     PURCH       475,000           359    727
6606877980     20001001     20300901    2,581.63       335,750    $   335,750.00     PURCH       475,000           360    701
6608297559     20001001     20300901    7,512.67     1,000,000    $ 1,000,000.00     PURCH     1,300,000           360    709
6617039869     20001001     20300901    3,666.19       488,000    $   488,000.00     PURCH       650,000           360    774
6622805825     20001001     20300901    3,690.16       485,500    $   485,500.00     PURCH       550,000      06   360    624
6625865123     20000901     20300801    3,161.33       420,800    $   420,531.67     PURCH       475,000      01   359    689
6626897026     20001001     20300901    7,063.63       918,650    $   918,650.00     PURCH     1,225,000           360    689
6635278119     20001001     20300901    2,813.50       374,500    $   374,500.00     PURCH       535,000           360    723
6646128295     20001001     20300901    3,944.15       525,000    $   525,000.00     PURCH     1,070,000           360    786
6649369474     20001001     20300901    1,977.50       269,500    $   269,500.00     PURCH       336,878           360    701
6649384747     20001001     20300901    2,328.64       296,000    $   296,000.00     PURCH       370,000           360    653
6649856967     20001001     20300901    2,523.38       339,850    $   339,850.00     PURCH       485,000           360    711
6655418470     20001001     20300901    2,851.19       384,000    $   384,000.00     PURCH       480,000           360    712
6657217623     20001001     20300901    3,580.78       488,000    $   488,000.00     PURCH       610,000           360    775
6666958860     20001001     20300901    2,729.42       367,600    $   367,600.00     PURCH       459,500           360    650
6669549567     20000901     20300801    3,932.98       536,000    $   535,640.35     PURCH       672,000           359    684
6673648363     20000901     20300801    2,171.42       282,400    $   282,228.91     PURCH       353,000           359    787
6679530748     20001001     20300901    2,063.35       281,200    $   281,200.00     PURCH       351,500           360    738
6684868828     20001001     20300901    2,541.05       323,000    $   323,000.00     PURCH       340,000      06   360    650
6694987519     20001001     20300901    2,464.16       328,000    $   328,000.00     PURCH       410,000           360
6696173498     20001001     20300901    2,535.61       333,600    $   333,600.00     REFINO      420,000           360    658
6698219927     20001001     20300901    5,438.03       750,000    $   750,000.00     PURCH     1,150,000           360    719
6702692036     20000901     20300801    2,545.38       327,258    $   327,064.79     PURCH       450,000           359    684
6703288636     20000901     20300801    2,245.87       288,750    $   288,579.52     FIER        385,000           359    655
6712531984     20000901     20300801    2,986.72       384,000    $   383,773.28     PURCH       480,000           359    713
6715428303     20001001     20300901    2,271.84       302,400    $   302,400.00     PURCH       380,000           360    702
6725800228     20001001     20300901    2,465.10       332,000    $   332,000.00     PURCH       420,000           360    691
6728277747     20001001     20300901    3,629.28       472,000    $   472,000.00     PURCH       590,000           360    715
6729809316     20001001     20300901    2,229.85       290,000    $   290,000.00     PURCH       362,500           360    766
6735885904     20000901     20300801    3,434.02       468,000    $   467,620.00     PURCH       585,000           359    745
6736276285     20001001     20300901    7,241.34       890,000    $   890,000.00     REFI      1,200,000           360    711
6738395539     20000901     20300801    2,239.45       305,200    $   304,995.22     PURCH       382,000           359    625
6748650048     20001001     20300901    3,668.83       500,000    $   500,000.00     PURCH       925.000           360    597
6752548567     20001001     20300901    2,777.82       383,110    $   383,110.00     PURCH       479,000           360    750
6766100157     20001001     20300901    2,131.15       274,000    $   274,000.00     PURCH       380,000           360    360
6787600441     20001001     20300901    3,739.56       492,000    $   492,000.00     PURCH       615,000           360    765
6792884204     20000901     20300801    3,255.06       460,000    $   459,667.06     PURCH       585,000           359    662
6801000628     20001001     20300901    5,472.52       720,000    $   720,000.00     PURCH       908,000           360    639
6804897483     20001001     20300901    6,734.28       940,000    $   940,000.00     PURCH     1,200,000           360    710
6814254717     20001001     20300901    6,564.20       873,750    $   873,750.00     PURCH     1,165,000           360    719
6819224038     20001001     20300901    2,580.38       328,000    $   328,000.00     PURCH       410,000           360    718
6829867537     20001001     20300901    2,138.93       275,000    $   275,000.00     PURCH       375,000           360    599
6836696028     20001001     20300901    2,558.07       340,500    $   340,500.00     PURCH       425,629           360    682
6837004255     20001001     20300901    3,101.10       408,000    $   408,000.00     PURCH       510,000           360    677
6841174573     20001001     20300901    3,207.59       432,000    $   432,000.00     PURCH       540,000           360    693
6851237765     20001001     20300901    5,700.55       750,000    $   750,000.00     PURCH       955.000           360    692
6853827126     20001001     10300901    2,191.86       295,200    $   295,200.00     PURCH       416,000           360    361
6863483506     20001001     20300901    2,191.41       285,000    $   285,000.00     PURCH       310,000      01   360    694
6871108483     20001001     20300901    3,029.19       385,050    $   385,050.00     REFI        660,000           360    576
6872464414     20001001     20300901    4,826.24       650,000    $   650,000.00     PURCH       880,000           360    550
6874164459     20001001     20300901    2,644.22       392,480    $   278,776.86     PURCH       492.000           360    676
6874801365     20001001     20250901    2,071.74       260,000    $   700,000.00     PURCH       925,000           300    711
6875838853     20001001     20300901    3,530.79       524,000    $   352,000.00     PURCH       680,000           360    624
6889366875     20001001     20300901    3,266.72       420,000    $   506,692.85     PURCH       525.000           360
6891118074     20001001     20300901    2,127.92       290,000    $   357,750.00     PURCH       900,000           360    702
6901528650     20001001     20300901    2,462.64       324,000    $   592,000.00     PURCH       405,000           360
6908511931     20001001     20300901    2,401.83       316,000    $   450,000.00     PURCH       395,000           360    659
6909513910     20001001     20300901    3,118.51       415,100    $   269,336.73     PURCH       520,000           360
6914046666     20001001     20300901    2,531.49       345,000    $   321,250.00     REFINO      480,000           360    746
6920994263     20001001     20300901    5,632.78       716,000    $   300,000.00     PURCH       900,000           360    688
6926999217     20000901     20300801    2,078.70       279,960    $   491,250.00     PURCH       349,950           359    773
6933045772     20001001     20300901    5,382.40       700,000    $   360,000.00     PURCH       875,000           360    750
6951072161     20001001     20300901    2,582.86       352,000    $   618,000.00     REFINO      440,000           360    677
6952626031     20000901     20300801    3,898.40       507,000    $   415,000.00     REFINO      697,000           359    716
6958399153     20001001     20300901    2,702.69       359,750    $   312,000.00     PURCH       400,000      12   360    732
6959021541     20001001     20300901    4,447.50       592,000    $   510,000.00     PURCH       740,000           360    691
6961673404     20001001     20300901    3,500.06       450,000    $   732,095.83     PURCH       500,000      06   360    674
6963915720     20000901     20300801    2,072.23       269,500    $   350,000.00     PURCH       469,500           359    686
6965972364     20001001     20300901    2,413.45       321,250    $   400,000.00     PURCH       360,000      12   360    731
6967342079     20001001     20300901    2,201.30       300,000    $   375,000.00     PURCH       375,000      01   360    680
6968077971     20001001     20300901    3,604.62       491,250    $   404,728.25     PURCH       655,000           360    784
6970417710     20001001     20300901    2,579.09       360,000    $   392,480.00     PURCH       567,000           360    696
6971388647     20001001     20300901    4,534.67       618,000    $   260,000.00     PURCH       775,000           360    756
6971722852     20001001     20300901    3,045.13       415,000    $   524,000.00     PURCH       700,000           360    720
6977070470     20001001     20300901    2,289.35       312,000    $   420,000.00     PURCH       390,000           360    707
6977644233     20001001     20300901    3,522.45       510,000    $   290,000.00     PURCH       820,000           360    692
6981603274     20000901     20300801    5,311.86       732,600    $   324,000.00     PURCH       915,750           359    735
6986057997     20001001     20300901    2,660.26       350,000    $   316,000.00     PURCH       460,000           360    704
6995670426     20001001     20300901    3,182.58       400,000    $   415,100.00     REFINO      500,000           360    683
6999006296     20001001     20300901    2,558.17       375,000    $   345,000.00     PURCH       625,000           360    785
6999970178     20000901     20300801    2,971.75       405,000    $   716,000.00     PURCH       450,000      13   359    359
                                                           242     98,890,713.68



                                   EXHIBIT 5
                                   ---------

                            UNDERWRITING GUIDELINES

Policy and Product Guide

Equity Builder

------------------------------------------------------------------------------

213. 5/1 ARM Bank Version (Limited Market Areas)

------------------------------------------------------------------------------
Product Summary
------------------------------------------------------------------------------
The 5/1 ARM Bank Version has similar parameters to the standard 5/1 ARM product with a few exceptions (see Target Market section below). The product is priced at a premium higher than the standard 5/1 ARM. This product must be submitted through Visual Mortgage and the automated underwriting process.

NOTE: This product will be set up on the Pricing Engine at the maximum LTV allowable regardless of credit score. It is important that underwriters follow the maximum allowable LTV guidelines based on credit score and property type because the Pricing Engine cannot screen for these guidelines. Account Executives will not be able to view a PASS or HIGH PASS score on View Status, however they will receive the standard green (approved) or yellow (referred) status depending on the automated underwriting decision.
------------------------------------------------------------------------------
Target Market
------------------------------------------------------------------------------
Applicants with good credit looking for the convenience of a product that requires little to no income or asset documentation with expanded qualifying ratios. Applicants who do not want to pay mortgage insurance on a 90% LTV or do not want to escrow their taxes and insurance payments. Applicants who want a cash-out refinance above standard limits.
------------------------------------------------------------------------------
Available Channels
------------------------------------------------------------------------------

Wholesale           Retail                           TeleMortgage                 Correspondent Lending
=====================================================================================================================

/ / Eastern        /X/   Eastern                     /X/   Direct                  / /   Correspondent -
/ / Western        /X/   Northeast/Central           /X/   Relocation              Refer to Correspondent
                   /X/   Florida/Southwest           (Refer to Property Location   Lending Manual
                   /X/   Western Region              section for details)
                         Refer to Property Location
                         section for details)
=====================================================================================================================
Eligible Products                                     Product Identification Code
=====================================================================================================================
5/1 ARM Bank Version
                                                      Refer to the
                                                      Appendix for a list
                                                      of current Loan
                                                      Plan Codes.
=====================================================================================================================

Product Features
=====================================================================================================================
Maturity and amortization term                             o        30 year term (minimum term of 16 years with
                                                                   principal fully amortized over term)
=====================================================================================================================
Assumability                                               o        The loan may be assumed after the end of the
                                                                   initial fixed rate period
=====================================================================================================================
Prepayment pricing                                         o        Not available
=====================================================================================================================
Prepayment fee                                             o        Not applicable
=====================================================================================================================
Underwriting Fee                                           o        Waiving of the Underwriting fee is authorized,
                                                                   for this product.
                                                           o        Dollar amount should be entered on the JLO
                                                                   Screen using the appropriate reason code of "
                                                                   l0" in the WAIVER CODE field
=====================================================================================================================
Adjustable Rate Features
=====================================================================================================================
Index                                                      o        1-Year Treasury (Spot)
=====================================================================================================================
Margin                                                     o        Refer to Rate Sheet
=====================================================================================================================
Periodic Cap                                               o        +/- 3% on first rate adjustment
                                                           o        +/- 2% on adjustments thereafter
=====================================================================================================================
Life Cap                                                   o        6% above the initial interest rate
=====================================================================================================================
Interest rate calculation                                  For each interest rate adjustment date:
                                                           --------------------------------------
                                                           o        Calculation is based on the index rate
                                                                   available 45 days before the adjustment date.
                                                           o        Adjustment is equal to the relevant index plus
                                                                   the margin, rounded to the next highest
                                                                   one-eighth of one percentage point (0.125%).
=====================================================================================================================
Interest rate adjustment periods                           o        59 months after first payment due date
                                                           o        Every 12 months thereafter
=====================================================================================================================
Payment adjustment dates                                   o        Next monthly payment after each rate change
=====================================================================================================================
Conversion option                                          o        Not available
=====================================================================================================================
LTVs and Maximum Loan Amounts
=====================================================================================================================
Property Type                         LTV/CLTV                                            Maximum Loan Amount
=====================================================================================================================
Purchases, Rate/Term Refinances and Cash-Out Refinances (For Texas Cash-Out Refinances, refer to the Texas Equity
Loan Program.) Owner-occupied, Principal Residence or Second Home (1-Unit Only)
=====================================================================================================================
                              Score - Pass                 Score - High Pass
=====================================================================================================================
1- to 4- Unit Properties      80%                          90%                          $400,000
=====================================================================================================================
(Attached, Detached           75%                          85%                          $500,000
=====================================================================================================================
or PUD)                       60%                          70%                          $1,000,000
=====================================================================================================================
                              50%                          50%                          > $1,000,000*
=====================================================================================================================

=====================================================================================================================
                              Score - Pass                 Score - High Pass
=====================================================================================================================
Condominiums                  80%                          90%                          $400,000
=====================================================================================================================
                              70%                          80%                          $500,000
=====================================================================================================================
                              60%                          70%                          $1,000,000
=====================================================================================================================
                              50%                          50%                          > $1,000,000*
=====================================================================================================================

=====================================================================================================================
Refer to Rate Sheet for any add-ons to rate and/or price.
=====================================================================================================================
* Requires exception approval.
=====================================================================================================================
Product Parameters
=====================================================================================================================
Minimum loan amount                                         o        $5,000

=====================================================================================================================
Occupancy types                                             o        Owner-occupied principal residence

                                                            o        Second home (1-unit only)

=====================================================================================================================
Purpose types                                               o        Purchase

                                                            o        No cash-out refinance

                                                            o        Cash-out refinance (excluding Texas Cash-Out
                                                                    Refinances. Refer to the Texas Equity Loan
                                                                    Program.)

                                                            o        New construction is to be treated as a
                                                                    purchase only.
=====================================================================================================================

Property types                                              o        1- to 4- unit

                                                            o        Condominium/PUD

                                                            NOTE:  Condominium and PUDs are not required to meet
                                                            Bank of America guidelines, however, condominiums in
                                                            litigation, condo-hotels and timeshares are not allowed.
=====================================================================================================================
Unacceptable collateral                                     o        Manufactured housing with land

                                                            o        Modular homes

                                                            o        Lots/vacant land

                                                            o        Non-owner-occupied
=====================================================================================================================

=====================================================================================================================
Eligible applicants                                        o        U.S. citizens

                                                           o        Permanent-resident aliens

                                                           o        Non-permanent resident aliens (refer to the
                                                                    Residency Status section in the Underwriting
                                                                    Guidelines Chapter for specific criteria)
=====================================================================================================================
Subordinate financing                                      o        Subordination of Bank of America debts is
                                                                    allowed

                                                                NOTE: The automated underwriting system cannot
                                                                differentiate between lenders on subordinate loans and
                                                                will, therefore, refer all loans with subordinate
                                                                financing.

=====================================================================================================================
Cash-out refinance                                         o        No maximum cash-out amounts
=====================================================================================================================
Buydown options                                            o        Not available
=====================================================================================================================

=====================================================================================================================
Underwriting Criteria
=====================================================================================================================
Qualifying rate                                            o        Note rate
=====================================================================================================================
=====================================================================================================================
Documentation types                                        o        Refer to High Pass/Pass guidelines below.
=====================================================================================================================

Property location                                          o        Available to the following Bank of America
                                                                    states: AR, AZ, DC, FL, GA, IA, IL, KS, MD, MO,
                                                                    NC, NM, NV, OK, SC, TN, TX*, and VA only.

                                                               Note: For Texas cash-out refinance loans, refer to the
                                                               Texas Equity Loan Program.

=====================================================================================================================
Mortgage insurance                                         o        Not required

=====================================================================================================================
Debt-to-income ratio                                       o        PASS - 45% maximum debt-to-income ratio

                                                           o        HIGH PASS - Not applicable

                                                               Note:  Real estate taxes and hazard insurance are not
                                                               considered in the total debt ratio calculation.
=====================================================================================================================
Income/Employment verification for "Pass" score            o        PASS: Verification is not required for loans
                                                                    less than or equal to $100,000

                                                           o        Verification is required for loans greater than
                                                                    $100,000 or if previous lending relationship not
                                                                    met
                                                                    1. Require one automated paystub dated within 30
                                                                       days of application.

                                                                    2. Self-employed: The front and signature page
                                                                       of the most recent IRS form 1040.

                                                                *Income documentation is not required if customer
                                                                has had a satisfactory previous relationship with
                                                                Bank of America or its predecessors (defined as an
                                                                installment loan with no more than 3x30 and 1x60 in
                                                                the last 12 months, or a mortgage loan with no more
                                                                than 1x30 in the last 12 months).

                                                                Note: The automated underwriting system is unable to
                                                                determine if the customer has a relationship with
                                                                Bank of America.
=====================================================================================================================
Employment verification for "High Pass" score              o        Loans less than or equal to $100,000

                                                                    --  Nothing is required

                                                           o        Loans greater than $ 100,000 require verbal
                                                                    verification of employment (no debt-to-income
                                                                    ratio calculation).

                                                           o        Self-employed: Verbal verification with their
                                                                    Certified Public Account, Regulatory Agency,
                                                                    Professional Organization, or a copy of their
                                                                    current business license.


=====================================================================================================================
Verification of assets/reserves
                                                           o        The application must reflect assets to cover closing
                                                                    costs, downpayment and reserves.


                                                           o        A minimum of two months reserves are required
                                                                    (as stated on the application)
                                                           o        PASS: Asset verification is required for
                                                                    downpayment and closing costs.

                                                                    Asset documentation should include:


                                                                    --  Most recent one month's bank statement
                                                                    --  No explanation of large deposits, nor proof
                                                                        of liquidation is required
                                                                    --  Internal Bank of America system documentation
                                                                        is acceptable
                                                                    --  Self-employed applicants who have 100% ownership
                                                                        interest in their company may use the company's
                                                                        equity towards the required reserves.


                                                           o        HIGH PASS: No asset verification is necessary;
                                                                    however, required funds must be available at
                                                                    closing.
=====================================================================================================================
Gifts                                                           Gifts are allowed as follows:

                                                           o         At application, if the total funds have not been
                                                                    received, a gift letter is required.

                                                           o        If the gift was given prior to the loan
                                                                    application and appears in the applicant's account
                                                                    (at application), no further proof of source of
                                                                    funds is required and no gift letter is required.

                                                           o        On loans with an LTV greater than 80%, 5% of the
                                                                    applicant's own funds must be verified at
                                                                    application. The remainder of the funds may be from
                                                                    a gift given at closing.

                                                           o        If the LTV is less than 8%, 5% of the entire
                                                                    downpayment may be a gift.

                                                           o        Gift funds, given at loan closing or subsequent to
                                                                    loan application, must be documented.

                                                           o        If the gift funds are given at closing and are in
                                                                    the form of a check, the donor must appear on the
                                                                    check as the remitter.
======================================================================================================================
Credit score                                               o        HIGH PASS: Green light on Visual
                                                                    Mortgage View Status.

                                                           o        PASS: Green light on Visual Mortgage View Status.

                                                           o        REFERRED: Yellow light on Visual Mortgage View
                                                                    Status.
======================================================================================================================
Credit history                                             o        Credit explanations are not required, except on
                                                                    appeals for a foreclosure or bankruptcy minimum
                                                                    period requirement.

                                                           o        Automated underwriting system will review for
                                                                    minimum of 12 months credit history and three open
                                                                    tradelines with a current satisfactory rating.

                                                           o        Automated underwriting system will review for all
                                                                    real estate secured loans/liens to be current with
                                                                    no 30 days past due during the last 12 months.

                                                           o        Refer to the Underwriting Guidelines Chapter for
                                                                    specific details.
======================================================================================================================
 Derogatory credit                                         o        The automated underwriting system will refer all
                                                                    foreclosures, bankruptcies, major derogatory credit,
                                                                    and past due mortgages.




                                                           o        Refer to the Underwriting Guidelines Chapter for
                                                                    specific details.

=====================================================================================================================
Compensating factors                                           The following is a list of compensating factors
                                                               (must be verified) which may be used when applicants
                                                               do not meet High Pass/Pass scores.

                                                           o        Substantial unencumbered liquid assets significant
                                                                    enough to pay off the loan balance upon demand

                                                           o        Large downpayment and/or equity position in the
                                                                    collateral resulting in a low LTV (e.g., a standard
                                                                    80% LTV must be reduced by at least 15%)

                                                           o        Personal tangible net worth (e.g., in excess of
                                                                    $250,000)

                                                           o        Substantial average deposit balances with Bank
                                                                    of America equal to the greater of 25% of the
                                                                    credit request or $10,000
=====================================================================================================================
Appraisal                                                  For 1-unit owner-occupied loan amounts up to $250,000
                                                           use:

                                                           o        Bank of America approved valuation model, or

                                                           o        Desktop valuation, or

                                                           o        FNMA form 2055 (exterior only)

                                                                NOTE: Access for valuation model and desktop
                                                                valuation will be available through the Residential
                                                                Appraisal Department (RAD) web-site. Access
                                                                procedures are under development.

                                                                For 1-unit owner-occupied loan amounts over $250,000
                                                                use:

                                                           o        FNMA form 2055 with interior inspection

                                                                For non-owner-occupied, second homes,
                                                                condos/PUDs/townhouse loan amounts up to $50,000
                                                                use:


                                                           o        Bank of America approved valuation model, or

                                                           o        Desktop valuation, or

                                                           o        FNMA form 2055 (exterior only)

                                                                For second home, condos/PUDs/townhouse loan amounts
                                                                over $50,000 use:

                                                           o        FNMA form 2055 with interior inspections

                                                           Other appraisal requirements:

                                                           o        For homes purchased in the previous 12 months, the
                                                                    value is the lesser of the original purchase price
                                                                    or the current appraised value.

                                                           o        For new construction, lesser of the appraised
                                                                    value or acquisition cost.

                                                           o        Appraisals (FNMA 1004) with all addenda are
                                                                    acceptable if dated within 12 months of application.
=====================================================================================================================
Conditions                                                 o        Borrowers can not be required to pay off debts owed
                                                                    to Bank of America that are not secured by the
                                                                    subject property.
=====================================================================================================================
Seller/Interested party contributions                      o       Contribution limitations are based on the
                                                                   lesser of the sales price or appraised value
                                                                   (refer to the Underwriting Guidelines Chapter
                                                                   for specific costs identified as seller
                                                                   contributions)
=====================================================================================================================
Title insurance requirements                               o        An ALTA Policy (Short Form ALTA policy is allowed)
                                                                    is required for all purchase transactions or
                                                                    refinance loans over $250,000

                                                           o        Title policy for refinances include:

=====================================================================================================================
                                                              Loan Amount       Score - Pass      Score - High Pass

                                                              o        $50,000  Title Search      Deed Report

                                                              $50,001 to        Title Search      Title Search
                                                              $100,000
                                                              $100,001 to       LCP*              LCP*
                                                              $250,000
                                                              Over $250,000     Short Form ALTA   Short Form ALTA
=====================================================================================================================
                                                           *LCP (Limited Coverage Policy, if available)
                                                                NOTE: Contact your Title representative to determine
                                                                which policies (Title Search, Deed Report or LCP)
                                                                are available in your area.
=====================================================================================================================
Program restrictions                                       o       Not available under the One Time Close Program,
                                                                   Purchase Plus, Refinance Plus, or Texas Equity
                                                                   Refinance Program
=====================================================================================================================
Prepaids and closing costs                                 o       Prepaids must be paid in cash from the
                                                                   applicant's own funds or from a gift

                                                           o       Closing costs, exclusive of prepaids, may be
                                                                   financed in the loan amount, up to a maximum of
                                                                   two (2%) percent

                                                           o       Financed closing costs may not exceed the actual
                                                                   costs to be paid from the applicant's own funds. The
                                                                   total loan amount may exceed the base loan LTV by
                                                                   the amount of financed closing costs up to a maximum
                                                                   of 2%.

                                                                    However, the total loan amount cannot exceed the
                                                                    maximum loan amounts as stated in the LTV charts.


                                                           Example: 1-unit principal residence
=====================================================================================================================
                                                             Sales Price                             $333,333
                                                             Loan Amount at 90% LTV                  $300,000
                                                             Total Closing Cost 4% or $12,000 Amt.
                                                                of CC to be financed (2%)            $6,000

                                                             Total Loan Amount                       $306,000
                                                             Total LTV                               (91.8%)
=====================================================================================================================
                                                           o       Balance of closing costs and prepaids must be
                                                                   paid in cash
=====================================================================================================================
Taxes and insurance escrows                                o        Monthly real estate tax and hazard insurance
                                                                   escrows are not required (optional)

=====================================================================================================================
Required Documents

=====================================================================================================================
Note                                                       BS843
=====================================================================================================================
Use multi-state Note in all states.
=====================================================================================================================
Rider                                                      BS843U
=====================================================================================================================
Use multi-state document in all states.
=====================================================================================================================
Disclosures
=====================================================================================================================
                                        Single Sheet Generic                  Included in Home Loan Selection
                                        (no logo)*                            Guide**
=====================================================================================================================
5/1 ARM                                 BAM-2057                              BAM-2474
=====================================================================================================================
*  A generic (no logo) disclosure is available on LPS for TeleMortgage.
** The Home Loan Selection Guide is used in the Retail business channel only.  This guide contains all loan product disclosures.
=====================================================================================================================

Copyright(C) 1999-2000, Bank of America Corporation
Published date: January 11, 2000


                                 EXHIBIT 6
                                 ---------

                          FORM OF LOST NOTE AFFIDAVIT

                              LOST NOTE AFFIDAVIT


The undersigned being first duly sworn, deposes and states as follows:

     1. The undersigned is a manager of Bank of America, NA (the "Lender"), and in that capacity either has independent knowledge of facts set forth in this affidavit or has made appropriate inquiry of those individuals having knowledge of the fact set forth in this affidavit.

     2. Lender has reviewed its records for the original Loan Documents relating to the following mortgage loan:

               (A)      Borrower(s):
               (B)      Loan Number:
               (C)      Date of Note:

     3. The original note, dated, MARCH 29, 2000 is lost. The original note was duly executed by the appropriate parties, but the original note was subsequently misplaced, lost or destroyed, and after a thorough and diligent search for the note, the Lender has been unable to locate the note. A copy of the note is attached to this affidavit as Exhibit A. The reason surrounding the note's disappearance is unknown.

     4. In the event the original loan documents are located at any time hereafter, Lender shall immediately notify and deliver note to
                            , or its Custodian.

     5. The undersigned further agrees to hold harmless and indemnify including its successors of assigns, against any loss, cost, expense (including internal administrative fees and expenses) liability, or damage, including reasonable attorney's fees, resulting from the unavailability of any lost document, including, but not limited to any loss, liability or damage arising from (I) any false statement contained in this document, or (II) any claim or any borrower with respect to the note.

BANK OF AMERICA, N.A.


By:
         -----------------------------------------------------
         Sheryl Blevins, Authorized Officer



STATE OF CALIFORNIA        }
                           }SS
COUNTY OF ORANGE           }

On this 12TH day of SEPTEMBER 2000, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Sheryl Blevins, personally known to me or proved to me on the basis of satisfactory evidence to be the Authorized Officer that executed the within instrument, on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by law or resolution of its board of directors.


-------------------------------------
Van-Hoang Nu Ton, Notary
My Commission Expires: 04/11/2003

                                   EXHIBIT 7
                                   ---------

                          FORM OF OPINION OF COUNSEL

Greenwich Capital Financial Products, Inc.
September 28, 2000
Page 2

                                                   Bank of America [LOGO]

                                                     Bank of America Mortgage
                                                     Legal Department
                                                     201 North Tryon Street
                                                     Charlotte. NC 28255
                              September 28, 2000
                                                     Tel 704.386.5118
                                                     Fax 704.388.0700
                                                     mark.cain@bankofamerica.com



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

     I am Assistant General Counsel to Bank of America Corporation and have acted as special counsel to Bank of America, N.A. (the "Bank") in connection with the transactions referred to herein. In that capacity, I am familiar with the sale by the Bank of the Mortgage Loans pursuant to that certain Mortgage Loan Sale and Servicing Agreement by and between the Bank, as Seller and as Servicer, and Greenwich Capital Financial Products, Inc. ("GCFP"), as Purchaser, dated as of September 28, 2000 (the "Sale Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Sale Agreement.

     In connection with rendering this opinion letter, I have examined the Sale Agreement and such other records and other documents as I have deemed necessary and relevant. As to matters of fact, I have examined and relied upon representations of the parties contained in the Sale Agreement and, where I have deemed appropriate, representations and certifications of officers of the Bank or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Bank, had the corporate power and authority to enter into and perform all obligations under such documents, and, as to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the validity, binding effect and enforceability of such documents. I have not examined the Mortgages, the Mortgage Loan Documents or other documents in the Mortgage Files (such documents, collectively, the "Mortgage Documents"), and I express no opinion concerning the conformity of any of the Mortgage Documents to the requirements of the Sale Agreement.

     The opinions set forth herein are limited to matters governed by the laws of the State of North Carolina and the federal laws of the United States of America, and no opinion is expressed herein as to the laws of any other jurisdiction. For purposes of these opinions, I have disregarded the choice of law provision in the Sale Agreement and, instead, have assumed that the Sale Agreement is governed exclusively by the internal, substantive laws and judicial interpretation of the State of North Carolina. I assume no obligation to supplement this opinion if any applicable laws change after the date of this opinion, or if I become aware of any facts that might change the opinions expressed herein after the date of this opinion. I do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed below.

     Based upon the foregoing, I am of the opinion that:

     1. The Bank is duly organized and validly existing as a national banking association in good standing undo the federal laws of the United States and has the requisite power and authority, corporate or other, to own its own properties and conduct its own business, as presently conducted by it, and to enter into and perform its obligations under the Sale Agreement.

     2. The Bank has authorized the execution, delivery and performance of the Sale Agreement by all necessary corporate action and the Sale Agreement has been duly executed and delivered by the Bank.

     3. No consent, approval, authorization or order of any State of North Carolina or federal court or governmental agency or body is required for the execution, delivery and performance by the Bank with the Sale Agreement for the consummation by the Bank of the transactions contemplated by the terms of the Sale Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

     4. The Sale Agreement constitutes the legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, subject to the following:

     (a) This opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting the enforcement of creditors' rights generally.

     (b) The opinion is subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), which may, among other things, deny rights of specific performance.

     5. The consummation of the transactions contemplated by, and the performance by the Bank of any other of the terms of, the Sale Agreement, will not result in a breach of any term or provision of the charter or by-laws of the Bank or, to the best of my knowledge, conflict with, result in a breach, violation or acceleration of, or constitute a default under, the terms of any material indenture or other material agreement or instrument to which the Bank is a party or by which it is bound or any order of any State of North Carolina or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Bank.

     6. To the best of my knowledge, there are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal (a) asserting the invalidity of the Sale Agreement or (b) seeking to prevent the consummation of any of the transactions contemplated by the Sale Agreement, which might materially and adversely affect the performance by the Bank of its obligations under, or the validity or enforceability of, the Sale Agreement.

     This opinion letter is rendered for the sole benefit of the persons or entities to which it is addressed, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                   Very truly yours,



                                   Mark T. Cain
                                   Assistant General Counsel

                                   EXHIBIT 8
                                   ---------

                       FORM OF MONTHLY REMITTANCE REPORT


                                                         BANK OF AMERICA
                                                      MONTHLY ACCOUNTING REPORT
BANK OF AMERICA                                                        POOL NUMBER:  1994-4                 CUT-OFF DATE:  5/31/00
1999-4                                                                 REPORTING MONTH:  MAY
2814 N FARHAM ROAD                                                     SELLER-SERVICER NUMBER:
RICHMOND, VA 23294                                                     INVESTOR / CATEGORY:
                                                                       POOL RECAP
----------------------------------------------------------------------------------------------------------------------------------
SECTION 1 - MORTGAGE ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------------------
POOL ACTIVITY THIS MONTH                              TOTAL NUMBER       CONSTANT P&I         INTEREST           PRINCIPAL
A.    1.   BEGINNING BALANCES                              353            872,563.07                           127,883,551.92
      2.   LOANS ADDED                                       1              1,699.18                               252,355.38
B.    1.   INSTALLMENT COLLECTIONS                                                           750,211.41            116,744.95
      2.   ADDITIONAL PRIN COLLECTIONS                                                                              27,226.53
      3.   LIQUIDATION-IN-FULL                               1              1,556.64           1,818.18            237,442.15
C.    OTHER (+ OR -) ATTACH EXPLANATION                                                          931.59
D.    ENDING BALANCES                                      353            872,705.61         752,961.18        127,754,493.67
---------------------------------------------------------------------------------------------------------------------------------
E.    TOTAL NUMBER                 - INSTALLMENTS DELINQUENT -                            INTEREST    PRINCIPAL
      DELINQUENT      PERCENT-DELQ    ONE  TWO  THREE   FORC  R.E.O.  F.  AMOUNT PPD    145,353.61    23,888.28     H.  SER-FEE
             6            1.70         5    1     0      0            G.  AMOUNT DELQ    16,877.42     2,476.39       62,621.84
---------------------------------------------------------------------------------------------------------------------------------
SECTION 2 - SCHEDULED MORTGAGE INSTALLMENTS
---------------------------------------------------------------------------------------------------------------------------------
              A.     CONSTANT                  B.      INTEREST                       C.  SCHEDULED PRINCIPAL  (LINE A - B)
                    874,262.25                         737,319.93                                                116,942.32
---------------------------------------------------------------------------------------------------------------------------------
SECTION 3 - SCHEDULE OF PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
A.  SCHEDULED PRIN          B. ADDITIONAL PRIN      C. LIQUIDATIONS       D. OTHER (+ OR -)      E. TOTAL PRIN DISTRIBUTION AMOUNT
                                                                        (ATTACH EXPLANATION)                 (A THRU D)
         116,942.32                27,226.53            237,221.12              142.48-                      381,247.49
F.  INTEREST DISTRIBUTION AMOUNT                                                                             693,266.87
G.  ADJUSTMENT FOR INTEREST ON LIQUIDATIONS                                                                        0.00
H.  LESS PAYOFFS PREVIOUSLY REMITTED                                                                               0.00
I.  LESS BUYDOWN FUNDS                                                                                             0.00
J.  TOTAL DISTRIBUTION AMOUNT (PRINCIPAL AND INTEREST)                                                     1,074,514.36
---------------------------------------------------------------------------------------------------------------------------------
SECTION 4 - SECURITY BALANCES
----------------------------------------------------------------------------------------------------------------------------------
A.  BEGINNING AGGREGATE SECURITY BALANCE                                                                 128,040,353.56
B.  PRINCIPAL DISTRIBUTION AMOUNT (SECTION 3 - TOTAL PRINCIPAL)                                              381,247.49-
C.  ENDING AGGREGATE SECURITY BALANCE                                                                    127,659,106.07
----------------------------------------------------------------------------------------------------------------------------------
SECTION 5 - CUSTODIAL ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------------
                                  A.   NAME AND ADDRESS OF CUSTODIAL BANKS                                        ACCOUNT NUMBER(S)
PRINCIPAL & INTEREST                      PRIN & INT - 02R25                    BANK OF AMERICA, N.A.              000682217619

TAXES AND INSURANCE                       ESCROW - 03R25                        BANK OF AMERICA, N.A.              000682217622

B.  STATUS OF CUSTODIAL FUNDS AT CUT-OFF
    1. TAX & INSURANCE    246,671.07               2.   PRINCIPAL & INTEREST    225,163.77        3.   OTHER       54,381.15



                                                                              BANK OF AMERICA
                                                                         PRIVATE POOL DETAIL REPORT
INVESTOR:  R28 BANK OF AMERICA                                             ** INVESTOR TOTALS **

  PIF      DAY     PIF          PIF         CRT     RMT         PASS         TAX     ADD      PL      IND     POOL    USE
  AMT       YR     INT         RATE         ADJ     CAL         THRU         BAL     NEW      TP      LN       ID     RES
  I/O      N/A     MON       00.00000        Y       LN       00.00000        Y       H       CD       Y      PVT      N
---------------------------------------------------------------------------------------------------------------------------
   LOAN NO.       INT RATE    S-FEE            YIELD          P&I CON          BEG SCHED PRIN BAL         SCHED PRIN

(table continued)


  PIF      DAY     S50Y    T62C     LOAN    DEF      INT     REM
  AMT       YR     SORT    RECP     ADV     INT      DAY     DAY
  I/O      N/A      L        Y       NO      NO
-----------------------------------------------------------------
   LOAN NO.     SCH NET INT           BUYDOWN         REMITTANCE




--------------------------------------------------------------------------------------------------------------------------
                      INV LOAN NO.                DUE DT        BEGIN PRIN BAL         ED PRIN BAL            PRIN COLL
--------------------------------------------------------------------------------------------------------------------------
INVESTOR      TOTALS                                               874,262.25         128,040,353.56          116,942.32
              NUM LOANS                             354         128,135,907.30        127,754,493.67          381,413.63
              PIF PRIN COLLECTED              237,442.15                   FORECLOSURE PRIN    .00
              WTD AVG YIELD RATE              06.49733
              WTD AVG NOTE RATE               07.09764

SCHED REMIT / CURTAILMENT REMITTANCE                                       27,226.53            79.79        116,942.32
    PLUS PAID-IN-FULL REMITTANCE                                                                             237,221.12
    LESS SCHED P&I/CURTS FOR PIF LOANS                                           .00                             222.27
NET REMITTANCE AMOUNT                                                      27,226.53            79.79        353,941.17


(table continued)

----------------------------------------------------------------------------------------
                      INV LOAN NO.                     INT COLL            SER-FEE COLL
----------------------------------------------------------------------------------------
INVESTOR      TOTALS                                  693,226.87
              NUM LOANS                               752,029.59             62,582.97
              PIF PRIN COLLECTED            ENDING SCHED BAL            127,659,106.07
              WTD AVG YIELD RATE
              WTD AVG NOTE RATE

SCHED REMIT / CURTAILMENT REMITTANCE            693,266.87              0.00
    PLUS PAID-IN-FULL REMITTANCE                  1,284.95                       1,076,021.58
    LESS SCHED P&I/CURTS FOR PIF LOANS            1,284.95                           1,507.22
NET REMITTANCE AMOUNT                           693,266.87              0.00     1,074,514.36
